UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-08476

The Gabelli Multimedia Trust Inc.
(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

John C. Ball Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Multimedia Trust Inc.

Annual Report — December 31, 2022

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Christopher J. Marangi
Chief Investment Officer	Co-Chief Investment Officer
BA, Williams College
MBA, Columbia
Business School

To Our Stockholders,

For the year ended December 31, 2022, the net asset value (NAV) total return of The Gabelli Multimedia Trust Inc. (the Fund) was (43.7)%, compared with a total return of (35.3)% for the Morgan Stanley Capital International (MSCI) AC World Communication Services Index. The total return for the Fund’s publicly traded shares was (29.7)%. The Fund’s NAV per share was $3.89, while the price of the publicly traded shares closed at $5.35 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2022.

Investment Objective and Strategy (Unaudited)

The Gabelli Multimedia Trust is a non-diversified, closed-end management investment company whose primary objective is long term growth of capital, with income as a secondary objective. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

This was a challenging year for the media and telecommunications companies that are the Fund’s focus. Communications Services, the sector that encompasses most of these names, declined 40%, by far the worst performing sector in the S&P 500 Index. This was largely due to ongoing secular shifts in consumer behavior (e.g., toward streaming and away from theaters and the pay-TV big bundle, TikTok share gains) as well as investment spending to facilitate these transitions. It was compounded by a rapidly deteriorating advertising market. The biggest detractors from the Fund’s annual performance included FANG members Meta Platforms (1.4% of total investments as of December 31, 2022) and Alphabet (2.8%), as well as traditional media players Warner Bros. Discovery (0.6%), Grupo Televisa (1.2%), and The Walt Disney Company (1.4%). Cable providers Comcast (2.3%), Charter Communications (0.6%), and Charter surrogate Liberty Broadband (1.7%) were weak as broadband subscription growth was pressured by wireless broadband, new fiber builds, and market saturation. Finally, Sony (5.5%) was a significant drag owing to concerns about the impact of Microsoft’s proposed acquisition of Activision, chip shortages, currency mismatches, and its own media industry exposure via its TV and film studios. Among the limited-by-number of positive contributors for the year were T-Mobile (1.7%), which continues to grow its mobile and fixed wireless base, acquisition target Activision (0.2%) and sports team owners Liberty Braves (3.1%), MSG Sports (2.6%), and Manchester United (0.5%).

We as a society may have moved past COVID-19, but its after-effects are still felt. Political, corporate, and individual actors still need to sort through a variety of issues. Economic and market conditions may worsen before they improve, but we believe the risks are far more balanced today than they have been in some time.

A volatile market driven by macro headlines could ultimately prove a rich environment for active management and fundamental value strategies like ours. Cash flow and balance sheets matter most in these times of stress. We believe that dentifying companies with pricing power, manageable cost structures, and limited capital intensity that trade at discounts to Private Market Value should be a formula for success in times of inflation, recession, or both, no matter what the decade.

Thank you for your investment in The Gabelli Multimedia Trust Inc.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund's portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through December 31, 2022 (a) (Unaudited)

	1 Year	5 year	10 year	15 year	20 year	25 year	Since Inception (11/15/94)
The Gabelli Multimedia Trust Inc. (GGT)
NAV Total Return (b)	(43.71)%	(4.80)%	4.32%	1.92%	5.47%	5.22%	6.52%
Investment Total Return (c)	(29.69)	1.25	8.12	4.87	8.24	7.31	8.01
MSCI AC World Communication Services Index	(35.33)	0.01	3.39	1.84	6.12	3.32	N/A(d)

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund's use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The MSCI AC World Communication Services Index is an unmanaged index that measures the performance of Communication Services from around the world. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)	The MSCI AC World Communication Services Index inception date is December 30, 1994.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI MULTIMEDIA TRUST INC. (INVESTMENT TOTAL RETURN) AND MSCI AC WORLD

COMMUNICATION SERVICES INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Investment	(29.69)%	1.25%	8.12%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2022:

The Gabelli Multimedia Trust Inc.
Entertainment	21.5%	Computer Hardware	1.6%
U.S. Government Obligations	14.6%	Consumer Products	1.6%
Cable	10.7%	Telecommunications: Long Distance	1.3%
Broadcasting	7.0%	Business Services	0.9%
Computer Software and Services	6.0%	Financial Services	0.6%
Electronics	5.8%	Consumer Services	0.5%
Hotels and Gaming	5.3%	Retail	0.5%
Telecommunications: National	5.2%	Food and Beverage	0.5%
Wireless Communications	3.3%	Diversified Industrial	0.5%
Real Estate	3.1%	Information Technology	0.4%
Satellite	2.0%	Closed-End Funds	0.0%*
Telecommunications: Regional	1.9%		100.0%
Business Services: Advertising	1.8%
Publishing	1.7%
Equipment	1.7%	* Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Multimedia Trust Inc.

Schedule of Investments — December 31, 2022

Shares		Cost	Market Value

	COMMON STOCKS — 85.1%
	DISTRIBUTION COMPANIES — 50.8%
	Broadcasting — 6.9%
10,000	Asahi Broadcasting Group Holdings Corp.	$42,567	$48,689
23,000	Beasley Broadcast Group Inc., Cl. A†	54,105	21,165
6,400	Chubu-Nippon Broadcasting Co. Ltd.	46,375	25,553
19,000	Cogeco Inc.	501,711	892,046
33,500	Corus Entertainment Inc., OTC, Cl. B	115,363	54,605
260,000	Corus Entertainment Inc., Toronto, Cl. B	1,003,035	414,771
28,500	Fox Corp., Cl. A	1,152,303	865,545
30,000	Fox Corp., Cl. B	910,638	853,500
81,000	Grupo Radio Centro SAB de CV, Cl. A†	39,884	14,549
14,500	Informa plc	147,218	108,614
234,000	ITV plc	406,924	212,623
8,000	Liberty Broadband Corp., Cl. A†	540,820	606,800
34,000	Liberty Broadband Corp., Cl. C†	3,931,167	2,593,180
19,000	Liberty Media Corp.- Liberty SiriusXM, Cl. A†	488,246	746,890
69,361	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	2,820,888	2,714,096
68,566	Media Prima Berhad	34,965	6,537
4,500	Nexstar Media Group Inc.	434,056	787,635
26,200	Nippon Television Holdings Inc.	385,986	208,019
4,000	NRJ Group	17,821	29,031
3,000	RTL Group SA	107,299	126,656
95,500	Sinclair Broadcast Group Inc., Cl. A	2,802,175	1,481,205
33,000	TBS Holdings Inc.	675,978	385,218
2,500	TEGNA Inc.	43,900	52,975
30,000	Television Broadcasts Ltd.†	82,825	14,182
22,000	Television Francaise 1	219,175	168,500
240,000	TV Azteca SAB de CV†	58,305	9,976
		17,063,729	13,442,560

	Business Services — 0.9%
6,000	Carlisle Support Sevices
	Group Ltd.†(a)	200	580
5,000	Fluent Inc.†	13,907	5,450
5,500	Impellam Group plc	7,855	44,550
4,800	S&P Global Inc.	1,314,525	1,607,712
		1,336,487	1,658,292
Shares		Cost	Market Value

	Cable — 10.7%
25,500	AMC Networks Inc., Cl. A†	$668,933	$399,585
3,600	Charter Communications Inc., Cl. A†	1,624,776	1,220,760
35,000	Cogeco Communications Inc.	794,660	1,984,971
127,500	Comcast Corp., Cl. A	5,121,095	4,458,675
47,500	Liberty Global plc, Cl. A†	811,680	899,175
177,800	Liberty Global plc, Cl. C†	5,407,622	3,454,654
19,400	MultiChoice Group	133,926	133,860
96,000	Rogers Communications Inc., New York, Cl. B	4,357,486	4,496,640
87,000	Shaw Communications Inc., New York, Cl. B	448,562	2,503,860
129,027	WideOpenWest Inc.†	1,196,443	1,175,436
		20,565,183	20,727,616

	Computer Software and Services — 0.2%
1,000	Sciplay Corp., Cl. A†	13,274	16,080
22,200	SolarWinds Corp.†	363,390	207,792
2,500	Tencent Holdings Ltd.	117,755	106,977
		494,419	330,849

	Consumer Services — 0.5%
50,000	Bollore SE	279,735	279,387
150	Cie de L’Odet SE	219,638	223,189
10,000	IAC Inc.†	683,730	444,000
95	JD.com Inc., Cl. A	3,466	2,680
		1,186,569	949,256

	Diversified Industrial — 0.5%
29,500	Bouygues SA	979,437	885,455
6,000	Malaysian Resources Corp. Berhad	4,297	402
		983,734	885,857

	Entertainment — 12.0%
530,000	Grupo Televisa SAB, ADR	5,605,332	2,416,800
60,000	Liberty Media Corp.- Liberty Braves, Cl. A†	1,552,084	1,960,200
125,000	Liberty Media Corp.- Liberty Braves, Cl. C†	2,680,309	4,028,750
8,000	Liberty Media Corp.- Liberty Formula One, Cl. A†	210,094	427,440
30,000	Liberty Media Corp.- Liberty Formula One, Cl. C†	1,166,659	1,793,400
4,000	M6 Metropole Television SA	35,208	65,725
32,000	Madison Square Garden Entertainment Corp.†	2,669,159	1,439,040
28,000	Madison Square Garden Sports Corp.	4,815,543	5,133,240
15,500	Naspers Ltd., Cl. N	2,081,591	2,576,460

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2022

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Entertainment (Continued)
5,500	Netflix Inc.†	$1,510,733	$1,621,840
5,000	Pinterest Inc., Cl. A†	115,708	121,400
25,000	Reading International Inc., Cl. A†	319,402	69,250
7,700	Reading International Inc., Cl. B†	81,952	152,845
2,200	Roku Inc.†	198,659	89,540
40,000	Sirius XM Holdings Inc.	247,612	233,600
12,000	Take-Two Interactive Software Inc.†	1,564,037	1,249,560
		24,854,082	23,379,090

	Equipment — 1.7%
6,500	Amphenol Corp., Cl. A	6,333	494,910
48,500	Corning Inc.	1,604,682	1,549,090
35,000	Flex Ltd.†	624,117	751,100
5,000	QUALCOMM Inc.	487,064	549,700
		2,722,196	3,344,800

	Financial Services — 0.6%
4,000	Jardine Matheson Holdings Ltd.	233,897	203,600
34,500	Kinnevik AB, Cl. A†	458,167	476,758
18,000	Kinnevik AB, Cl. B†	371,223	247,019
95,000	Orascom Financial Holding SAE†	13,907	967
3,400	PayPal Holdings Inc.†	342,487	242,148
32,750	Waterloo Investment Holdings Ltd.†(a)	10,341	16,375
		1,430,022	1,186,867

	Food and Beverage — 0.5%
2,400	Pernod Ricard SA	148,081	472,069
2,500	Remy Cointreau SA	302,970	421,757
		451,051	893,826

	Information Technology — 0.4%
10,400	Prosus NV	872,599	717,501

	Real Estate — 2.0%
12,200	American Tower Corp., REIT	1,743,346	2,584,692
3,000	Crown Castle Inc., REIT	291,401	406,920
15,000	Midway Investments†(a)	96	181
80,000	Radius Global Infrastructure Inc., Cl. A†	1,122,416	945,600
		3,157,259	3,937,393

	Retail — 0.2%
4,000	Amazon.com Inc.†	549,136	336,000
1,000	Best Buy Co. Inc.	30,800	80,210
Shares		Cost	Market Value

30,000	Qurate Retail Inc., Cl. A†	$384,046	$48,900
		963,982	465,110

	Satellite — 2.0%
159,500	DISH Network Corp., Cl. A†	5,019,822	2,239,380
56,500	EchoStar Corp., Cl. A†	1,498,947	942,420
10,000	Iridium Communications Inc.†	309,484	514,000
250,000	PT Indosat Tbk	52,779	99,165
3,000	SKY Perfect JSAT Holdings Inc.	15,471	11,086
		6,896,503	3,806,051

	Telecommunications: Long Distance — 1.3%
45,000	AT&T Inc.	905,590	828,450
15,000	BCE Inc.	670,901	659,047
130,000	Telesat Corp.†	4,410,202	975,000
2,400	Telstra Group Ltd., ADR†	30,324	32,208
4,203	TIM SA, ADR	108,533	48,965
		6,125,550	2,543,670

	Telecommunications: National — 5.2%
23,000	Deutsche Telekom AG	431,113	458,874
54,000	Deutsche Telekom AG, ADR	723,262	1,078,920
12,000	Elisa Oyj	118,327	635,333
1,500	Freenet AG	32,315	32,788
3,605	Hellenic Telecommunications Organization SA	41,551	56,302
5,600	Itissalat Al-Maghrib	83,181	51,553
50,000	Koninklijke KPN NV	162,831	154,680
82,000	Liberty Latin America Ltd., Cl. A†	899,242	617,460
20,000	Liberty Latin America Ltd., Cl. C†	242,551	152,000
42,500	Lumen Technologies Inc.	572,637	221,850
1,000	Magyar Telekom Telecommunications plc, ADR	9,280	4,288
160,000	Megacable Holdings SAB de CV	520,651	425,895
20,000	Nippon Telegraph & Telephone Corp.	230,089	573,301
5,000	Oi SA, ADR†	1,613	76
9,000	Orange SA, ADR	125,267	88,920
22,000	PLDT Inc., ADR	370,294	501,600
6,000	Rostelecom PJSC, ADR†(a)	41,408	0
22,500	Shenandoah Telecommunications Co.	771,168	357,300
55,000	Sitios Latinoamerica SAB de CV†	31,567	25,967
20,000	Swisscom AG, ADR	529,394	1,098,400
10,000	Telecom Argentina SA, ADR	32,356	54,500

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2022

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Telecommunications: National (Continued)
148,000	Telecom Italia SpA†	$332,772	$34,268
20,000	Telefonica Brasil SA, ADR	268,102	143,000
195,000	Telefonica SA, ADR	1,060,441	696,150
140,000	Telekom Austria AG	962,459	866,208
15,172	Telia Co. AB	42,639	38,763
6,000	Telkom Indonesia Persero Tbk PT, ADR	12,340	143,100
325,000	VEON Ltd., ADR†	470,884	159,250
37,000	Verizon Communications Inc.	2,039,352	1,457,800
		11,159,086	10,128,546

	Telecommunications: Regional — 1.9%
85,500	Orange Belgium SA†	2,199,925	1,577,865
58,000	Telephone and Data Systems Inc.	1,984,078	608,420
80,000	TELUS Corp.	517,468	1,544,800
		4,701,471	3,731,085

	Wireless Communications — 3.3%
5,700	Altice USA Inc., Cl. A†	27,816	26,220
53,000	America Movil SAB de CV, Cl. L, ADR	360,455	964,600
24,500	Anterix Inc.†	1,058,281	788,165
389,058	Jasmine International PCL†(a)	21,005	24,713
18,500	Millicom International Cellular SA, SDR†	372,121	234,289
55,000	Operadora De Sites Mexicanos SAB de CV	65,801	53,909
19,000	Orascom Investment Holding, GDR†	15,524	266
20,650	SK Telecom Co. Ltd., ADR	761,588	425,184
23,000	T-Mobile US Inc.†	3,137,088	3,220,000
30,000	Turkcell Iletisim Hizmetleri A/S, ADR	165,006	143,700
23,500	United States Cellular Corp.†	861,636	489,975
		6,846,321	6,371,021

	TOTAL DISTRIBUTION COMPANIES	111,810,243	98,499,390

	COPYRIGHT/CREATIVITY COMPANIES — 34.3%
	Business Services — 0.1%
2,700	Light & Wonder Inc.†	35,594	158,220

	Business Services: Advertising — 1.8%
1,000	Boston Omaha Corp., Cl. A†	16,970	26,500
145,000	Clear Channel Outdoor Holdings Inc.†	157,974	152,250
Shares		Cost	Market Value

26,000	JCDecaux SE†	$521,878	$493,178
24,400	Lamar Advertising Co., Cl. A, REIT	1,882,217	2,303,360
10,820	Magnite Inc.†	22,112	114,584
1,500	Publicis Groupe SA	10,478	95,409
4,000	Ströeer SE & Co. KGaA	89,263	186,515
1,500	The Interpublic Group of Companies Inc.	29,984	49,965
		2,730,876	3,421,761

	Computer Hardware — 1.6%
24,200	Apple Inc.	3,148,952	3,144,306

	Computer Software and Services — 5.8%
5,700	Activision Blizzard Inc.	359,303	436,335
52,000	Alphabet Inc., Cl. A†	4,541,714	4,587,960
8,700	Alphabet Inc., Cl. C†	755,378	771,951
27,000	eBay Inc.	996,167	1,119,690
22,200	Meta Platforms Inc., Cl. A†	4,455,619	2,671,548
7,000	Microsoft Corp.	1,385,708	1,678,740
300	Red Violet Inc.†	1,920	6,906
		12,495,809	11,273,130

	Consumer Products — 1.6%
9,100	Johnson Outdoors Inc., Cl. A	654,368	601,692
13,000	Nintendo Co. Ltd.	146,100	547,973
187,000	Nintendo Co. Ltd., ADR	1,019,012	1,948,540
		1,819,480	3,098,205

	Consumer Services — 0.0%
6,500	Peloton Interactive Inc., Cl. A†	100,882	51,610

	Electronics — 5.8%
12,000	IMAX Corp.†	241,375	175,920
8,500	Intel Corp.	281,164	224,655
3,509	Koninklijke Philips NV	36,698	52,600
15,000	Resideo Technologies Inc.†	133,720	246,750
139,000	Sony Group Corp., ADR	9,702,713	10,602,920
		10,395,670	11,302,845

	Entertainment — 9.5%
7,000	Capcom Co. Ltd.	184,198	224,551
79,200	GMM Grammy Public Co. Ltd.†	52,488	23,324
19,000	Lions Gate Entertainment Corp., Cl. A†	157,551	108,490
6,000	Lions Gate Entertainment Corp., Cl. B†	45,835	32,580
5,000	Live Nation Entertainment Inc.†	323,034	348,700
42,000	Manchester United plc, Cl. A	722,527	979,860

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2022

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Entertainment (Continued)
69,700	Paramount Global, Cl. A	$1,960,451	$1,366,817
65,000	Paramount Global, Cl. B	1,897,985	1,097,200
16,000	Reservoir Media Inc.†	99,656	95,520
3,700	Spotify Technology SA†	391,510	292,115
7,000	Square Enix Holdings Co. Ltd.	281,835	326,958
17,176	STV Group plc	13,537	57,415
100,000	Tencent Music Entertainment Group, ADR†	998,658	828,000
35,000	The Marcus Corp.	508,522	503,650
32,000	The Walt Disney Co.†	4,194,441	2,780,160
15,500	Ubisoft Entertainment SA†	829,962	438,194
28,800	Universal Entertainment Corp.†	748,698	521,841
70,000	Universal Music Group NV	1,648,270	1,686,708
353,000	Vivendi SE	4,103,089	3,368,323
118,000	Warner Bros Discovery Inc.†	2,650,232	1,118,640
27,500	Warner Music Group Corp., Cl. A	802,648	963,050
18,000	World Wrestling Entertainment Inc., Cl. A	1,071,469	1,233,360
		23,686,596	18,395,456

	Hotels and Gaming — 5.3%
25,500	Boyd Gaming Corp.	1,473,331	1,390,515
12,400	Caesars Entertainment Inc.†	568,262	515,840
1,000	Churchill Downs Inc.	29,076	211,430
63,000	Entain plc	1,067,347	1,006,505
1,000	Flutter Entertainment plc†	112,890	136,490
30,000	Full House Resorts Inc.†	131,758	225,600
19,500	Golden Entertainment Inc.†	364,564	729,300
4,200	Greek Organization of Football Prognostics SA	45,444	59,481
59,200	International Game Technology plc	1,183,426	1,342,656
2,200	Las Vegas Sands Corp.†	152,621	105,754
100,000	Mandarin Oriental International Ltd.†	156,055	192,000
29,000	Melco Resorts & Entertainment Ltd., ADR†	193,802	333,500
40,000	MGM China Holdings Ltd.†	54,867	44,072
22,500	MGM Resorts International	617,426	754,425
4,000	Penn Entertainment Inc.†	26,016	118,800
24,000	Ryman Hospitality Properties Inc., REIT	1,398,836	1,962,720
Shares		Cost	Market Value

13,900	Wynn Resorts Ltd.†	$1,337,849	$1,146,333
		8,913,570	10,275,421

	Publishing — 1.7%
17,000	Arnoldo Mondadori Editore SpA	54,303	32,901
974,000	Bangkok Post plc†	47,100	30,934
2,900	Graham Holdings Co., Cl. B	1,622,914	1,752,209
13,000	Lee Enterprises Inc.†	273,552	241,280
1,000,000	Nation Group Thailand Public Co. Ltd.†(a)	26,673	3,465
8,718	Nation International Edutainment PCL†	584	1,850
27,000	News Corp., Cl. A	123,850	491,400
3,500	News Corp., Cl. B	58,924	64,540
6,779	Novus Holdings Ltd.	3,053	1,456
47,341	The E.W. Scripps Co., Cl. A†	773,366	624,428
1,000	Wolters Kluwer NV	22,656	104,647
		3,006,975	3,349,110

	Real Estate — 1.1%
1,000	Equinix Inc., REIT	481,719	655,030
81,000	Outfront Media Inc., REIT	1,438,046	1,342,980
		1,919,765	1,998,010

	TOTAL COPYRIGHT/CREATIVITY COMPANIES	68,254,169	66,468,074

	TOTAL COMMON STOCKS	180,064,412	164,967,464

	CLOSED-END FUNDS — 0.0%
8,000	Altaba Inc., Escrow†	0	30,400

	PREFERRED STOCKS — 0.3%
	DISTRIBUTION COMPANIES — 0.3%
	Broadcasting — 0.1%
5,500	Liberty Broadband Corp., Ser. A, 7.000%	112,525	128,150

	Retail — 0.2%
14,500	Qurate Retail Inc., 8.000%, 03/15/31	1,106,572	496,770

	TOTAL DISTRIBUTION COMPANIES	1,219,097	624,920

	TOTAL PREFERRED STOCKS	1,219,097	624,920

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2022

Shares		Cost	Market Value

	RIGHTS — 0.0%
	COPYRIGHT/CREATIVITY COMPANIES — 0.0%
	Publishing — 0.0%
2,000,000	Nation Group Thailand Public Co. Ltd., expire 01/31/23†	$26,673	$1,031

	WARRANTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Financial Services — 0.0%
37,500	Counter Press Acquisition Corp., expire 02/09/27†	3,188	2,250

	Real Estate — 0.0%
600	Malaysian Resources Corp. Berhad, expire 10/29/27†	0	9

	TOTAL DISTRIBUTION COMPANIES	3,188	2,259

	TOTAL WARRANTS	3,188	2,259

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 14.6%
$28,484,000	U.S. Treasury Bills, 3.738% to 4.332%††, 01/12/23 to 03/16/23	28,340,684	28,348,796

TOTAL INVESTMENTS — 100.0%		$209,654,054	193,974,870

Other Assets and Liabilities (Net)			(67,416)

PREFERRED STOCK
(3,434,059 preferred shares outstanding)			(86,101,225)

NET ASSETS — COMMON STOCK
(27,703,508 common shares outstanding)			$107,806,229

NET ASSET VALUE PER COMMON SHARE
($107,806,229 ÷ 27,703,508 shares outstanding)			$3.89

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR   American Depositary Receipt

GDR  Global Depositary Receipt

REIT  Real Estate Investment Trust

SDR   Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value

North America	73.9%	$143,409,749
Europe	13.0	25,182,765
Japan	8.0	15,424,650
Latin America	2.2	4,218,683
Asia/Pacific	1.5	2,974,461
South Africa	1.4	2,711,776
Africa/Middle East	0.0 *	52,786
Total Investments	100.0%	$193,974,870

*	Amount represents less than 0.05%.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Assets and Liabilities

December 31, 2022

Assets:
Investments, at value (cost $209,654,054)	$193,974,870
Cash	327,524
Receivable for investments sold	360,264
Dividends receivable	345,261
Deferred offering expense	113,043
Prepaid expenses	17,139
Total Assets	195,138,101
Liabilities:
Distributions payable	61,265
Payable for investments purchased	293,557
Payable for preferred shares repurchased	279,059
Payable for offering costs	199,344
Payable for investment advisory fees	171,208
Payable for payroll expenses	29,616
Payable for accounting fees	11,250
Payable for stockholder communications	72,757
Payable for legal and audit fees	69,548
Other accrued expenses	43,043
Total Liabilities	1,230,647
Preferred Stock $0.001 par value:
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value per share, 1,000 shares authorized with 10 shares issued and outstanding)	250,000
Series E Cumulative Preferred Stock (5.125%,$25 liquidation value per share, 2,000,000 shares authorized with 1,812,546 shares issued and outstanding)	45,313,650
Series G Cumulative Preferred Stock (5.125%,$25 liquidation value per share, 2,000,000 shares authorized with 1,621,503 shares issued and outstanding)	40,537,575
Total Preferred Stock	86,101,225
Net Assets Attributable to Common Stockholders	$107,806,229

Net Assets Attributable to Common Stockholders Consist of:
Paid-in capital	$133,074,255
Total accumulated loss	(25,268,026)
Net Assets	$107,806,229
Net Asset Value per Common Share:
($107,806,229 ÷ 27,703,508 shares outstanding at $0.001 par value; 196,750,000 shares authorized)	$3.89

Statement of Operations

For the Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding taxes of $192,422)	$3,112,136
Interest	403,267
Total Investment Income	3,515,403
Expenses:
Investment advisory fees	2,526,922
Stockholder communications expenses	173,360
Legal and audit fees	122,363
Directors’ fees	86,000
Payroll expenses	82,966
Stockholder services fees	78,830
Custodian fees	46,924
Accounting fees	45,000
Interest expense	617
Miscellaneous expenses	102,790
Total Expenses	3,265,772
Less:
Advisory fee reimbursements (See Note 3)	(2,500)
Expenses paid indirectly by broker (See Note 5)	(6,390)
Total Credits and Reductions	(8,890)
Net Expenses	3,256,882
Net Investment Income	258,521
Net Realized and Unrealized Loss on
Investments and Foreign Currency:
Net realized loss on investments	(5,004,855)
Net realized loss on foreign currency transactions	(19,555)
Net realized loss on investments and foreign currency transactions	(5,024,410)
Net change in unrealized appreciation/depreciation:
on investments	(86,869,260)
on foreign currency translations	(11,231)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(86,880,491)
Net Realized and Unrealized Gain on Investments and Foreign Currency	(91,904,901)
Total Distributions to Preferred Stockholders	(4,939,169)
Net Decrease in Net Assets Attributable to Common Stockholders Resulting from Operations	$(96,585,549)

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Changes in Net Assets Attributable to Common Stockholders

	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income/(loss)	$258,521	$(674,163)
Net realized gain/(loss) on investments and foreign currency transactions..	(5,024,410)	21,843,772
Net change in unrealized appreciation/depreciation on investments and foreign
currency translations	(86,880,491)	7,082,162
Net Increase/(Decrease) in Net Assets Resulting from Operations	(91,646,380)	28,251,771

Distributions to Preferred Stockholders from Accumulated Earnings	(4,939,169)	(5,108,518)

Distributions to Preferred Stockholders:
Accumulated earnings	—	(5,108,518)
Return of capital	(4,939,169)	—

Total Distributions to Preferred Stockholders	(4,939,169)	(5,108,518)
Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders
Resulting from Operations	(96,585,549)	23,143,253

Distributions to Common Stockholders:
Accumulated earnings	—	(17,429,502)
Return of capital	(24,210,352)	(5,303,790)

Total Distributions to Common Stockholders	(24,210,352)	(22,733,292)

Fund Share Transactions:
Increase in net assets from common shares issued in offering	—	18,168,009
Increase in net assets from common shares issued upon reinvestment of distributions	1,759,964	2,314,933
Net increase in net assets from redemption of preferred shares	596,163	—
Offering costs for common shares charged to paid-in capital	(10,110)	(474,112)
Adjustment of offering costs for preferred shares charged to paid-in capital	—	83,560
Net Increase in Net Assets from Fund Share Transactions	2,346,017	20,092,390
Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders	(118,449,884)	20,502,351

Net Assets Attributable to Common Stockholders:
Beginning of year	226,256,113	205,753,762
End of year	$107,806,229	$226,256,113

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each year:

	Year Ended December 31,
	2022		2021	2020		2019		2018
Operating Performance:
Net asset value, beginning of year	$8.25		$8.14	$7.93		$7.04		$9.34
Net investment income/(loss)	0.01		(0.02)	0.02		0.13	(a)	0.03
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(3.35)		1.21	1.27		1.86		(1.28)
Total from investment operations	(3.34)		1.19	1.29		1.99		(1.25)
Distributions to Preferred Stockholders: (b)
Net investment income	—		(0.02)	(0.00	)(c)	(0.02)		(0.00	)(c)
Net realized gain	—		(0.18)	(0.20)		(0.13)		(0.15)
Return of capital	(0.18)		—	—		—		—

Total distributions to preferred stockholders	(0.18)		(0.20)	(0.20)		(0.15)		(0.15)
Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations	(3.52)		0.99	1.09		1.84		(1.40)
Distributions to Common Stockholders:
Net investment income	—		(0.07)	(0.02)		(0.12)		(0.01)
Net realized gain	—		(0.61)	(0.83)		(0.71)		(0.89)
Return of capital	(0.88)		(0.20)	(0.03)		(0.05)		—
Total distributions to common stockholders	(0.88)		(0.88)	(0.88)		(0.88)		(0.90)
Fund Share Transactions:
Increase in net asset value from common share transactions	—		0.02	—		—		—
Increase in net asset value from common shares issued upon reinvestment of distributions	0.02		0.00 (c)	0.00	(c)	0.00	(c)	—
Increase in net asset value from redemption of preferred shares	0.02		—	0.00	(c)	—		—
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—		0.00 (c)	—		(0.07)		(0.00	)(c)
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	(0.00	)(c)	(0.02)	—		—		—

Total Fund share transactions	0.04		0.00 (c)	0.00	(c)	(0.07		(0.00
Net Asset Value Attributable to Common Stockholders,
End of Year	$3.89		$8.25	$8.14		$7.93		$7.04
NAV total return †	(43.71)%		11.54%	18.58%		25.86%		(16.54)%
Market value, end of year	$5.35		$8.68	$7.96		$8.02		$7.06
Investment total return ††	(29.69)%		23.53%	14.15%		26.67%		(14.93)%
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$193,907		$326,179	$305,676		$297,577		$243,309
Net assets attributable to common shares, end of year (in 000’s)	$107,806		$226,256	$205,754		$197,327		$173,284
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	0.17%		(0.29)%	0.23%		1.62	%(a)	0.39%

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each year:

	Year Ended December 31,
	2022		2021	2020		2019		2018
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction (d)(e)	2.11%		1.73%	2.06%		1.69	%(f)	1.62%
Ratio of operating expenses to average net assets attributable to common shares net of fees waived/fee reduction, if any (d)	2.10	%(g)	1.73%	2.06	%(g)	1.69	%(f)(g)	1.53	%(g)
Portfolio turnover rate	15%		17%	29%		18%		21%

Cumulative Preferred Stock:
6.000% Series B Preferred (j)
Liquidation value, end of year (in 000’s)	—		—	—		—		$19,775
Total shares outstanding (in 000’s)	—		—	—		—		791
Liquidation preference per share	—		—	—		—		$25.00
Average market value (h)	—		—	—		—		$25.81
Asset coverage per share (i)	—		—	—		—		$86.86
Auction Market Series C Preferred
Liquidation value, end of year (in 000’s)	$250		$250	$250		$250		$250
Total shares outstanding (in 000’s)	0	(k)	0 (k)	0	(k)	0	(k)	0	(k)
Liquidation preference per share	$25,000		$25,000	$25,000		$25,000		$25,000
Liquidation value (l)	$25,000		$25,000	$25,000		$25,000		$25,000
Asset coverage per share (i)	$56,302		$81,608	$76,478		$74,209		$86,865
5.125% Series E Preferred
Liquidation value, end of year (in 000’s)	$45,314		$49,918	$49,918		$50,000		$50,000
Total shares outstanding (in 000’s)	1,813		1,997	1,997		2,000		2,000
Liquidation preference per share	$25.00		$25.00	$25.00		$25.00		$25.00
Average market value (h)	$24.07		$25.95	$25.55		$24.88		$23.80
Asset coverage per share (i)	$56.30		$81.61	$76.48		$74.21		$86.86

5.125% Series G Preferred
Liquidation value, end of year (in 000’s)	$40,538		$49,755	$49,755		$50,000		—
Total shares outstanding (in 000’s)	1,622		1,990	1,990		2,000		—
Liquidation preference per share	$25.00		$25.00	$25.00		$25.00		—
Average market value (h)	$24.23		$26.37	$25.61		$25.40		—
Asset coverage per share (i)	$56.30		$81.61	$76.48		$74.21		—
Asset Coverage (m)	225%		326%	306%		297%		347%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan and adjustments for the rights offering.

(a)	Includes income resulting from special dividends. Without these dividends, the per share income amount would have been $0.02 and the net investment income ratio would have been 0.20%.

(b)	Calculated based on average common shares outstanding on the record dates throughout the years.

(c)	Amount represents less than $0.005 per share.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, this expense ratio for the year ended December 31, 2022 would have been 2.11%. For the years ended December 31, 2021, 2020, 2019, and 2018, there was no impact on the expense ratios.

(e)	Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived/fee reduction for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, would have been 1.29%, 1.21%, 1.30%, 1.25%, and 1.22%, respectively

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

(f)	In 2019, due to failed auctions relating to previous fiscal years, the Fund reversed accumulated auction agent fees. For the year ended December 31, 2019, there was no impact to the ratio of operating expenses to average net assets attributable to common shares and the ratio of operating expenses to average net assets including the liquidation value of preferred shares.

(g)	Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the years ended December 31, 2022, 2020, 2019, and 2018, would have been 1.28%, 1.30%, 1.25%, and 1.15%, respectively.

(h)	Based on weekly prices.

(i)	Asset coverage per share is calculated by combining all series of preferred stock.

(j)	The Fund redeemed and retired all its outstanding Series B Preferred Shares on December 26, 2019.

(k)	Actual number of shares outstanding is 10.

(l)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.

(m)	Asset coverage is calculated by combining all series of preferred stock.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements

1.  Organization. The Gabelli Multimedia Trust Inc.(the Fund) was incorporated on March 31, 1994 in Maryland. The Fund is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on November 15, 1994.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the 80% Policy). The 80% Policy may be changed without stockholder approval. The Fund will provide stockholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical securities;
●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Valuation Inputs
		Level 2 Other	Level 3 Significant
	Level 1	Significant	Unobservable	Total Market Value
	Quoted Prices	Observable Inputs	Inputs (a)	at 12/31/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Copyright/Creativity Companies
Publishing	$3,312,861	$32,784	$3,465	$3,349,110
Other Industries (b)	63,118,964	—	—	63,118,964
Distribution Companies
Broadcasting	13,428,011	14,549	—	13,442,560
Business Services	1,657,712	—	580	1,658,292
Financial Services	1,170,492	—	16,375	1,186,867
Real Estate	3,937,212	—	181	3,937,393
Telecommunications: National	10,128,546	—	0	10,128,546
Wireless Communications	6,346,308	—	24,713	6,371,021
Other Industries (b)	61,774,711	—	—	61,774,711
Total Common Stocks	164,874,817	47,333	45,314	164,967,464
Closed-End Funds	—	30,400	—	30,400
Preferred Stocks (b)	624,920	—	—	624,920
Rights (b)	—	1,031	—	1,031
Warrants (b)	2,259	—	—	2,259
U.S. Government Obligations	—	28,348,796	—	28,348,796
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$165,501,996	$28,427,560	$45,314	$193,974,870

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.

(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2022, the Fund did not have material transfers into or out of Level 3.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Stockholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. During the year ended December 31, 2022, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At December 31, 2022, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Stockholders. Distributions to common stockholders are recorded on the ex-dividend date. The characterization of distributions to stockholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to current year write-off of net operating loss, reversal of prior year’s Real Estate Investment Trust adjustments, and reclassification of capital gain on the sale of investments considered passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2022, reclassifications were made to decrease paid-in capital by $4,705,683, with an offsetting adjustment to total accumulated loss.

Distributions to stockholders of the Fund’s Auction Market Series C Cumulative Preferred Stock (Series C Preferred), 5.125% Series E Cumulative Preferred Stock (Series E Preferred), and 5.125% Series G Preferred Stock (Series G Preferred) are accrued on a daily basis and are determined as described in Note 6.

Under the Fund’s current distribution policy related to common shares, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2022 and 2021 was as follows:

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$—	$—	$1,768,849	$518,443
Long term capital gains	—	—	15,660,653	4,590,075
Return of capital	24,210,352	4,939,169	5,303,790	—
Total distributions paid	$24,210,352	$4,939,169	$22,733,292	$5,108,518

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2022, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(2,401,622)
Net unrealized depreciation on investments and foreign currency translations	(22,805,139)
Other temporary differences*	(61,265)
Total	$(25,268,026)

*	Other temporary differences are due to preferred share class distributions payable.

At December 31, 2022, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period.

Capital losses that are carried forward will retain their character as either short term or long term capital losses.

Short term capital loss carryforward with no expiration	$1,391,883
Long term capital loss carryforward with no expiration	1,009,739
Total Capital Loss Carryforwards	$2,401,622

At December 31, 2022, the temporary differences between book basis and tax basis net unrealized depreciation on investments were primarily due to deferral of losses from wash sales for tax purposes, tax basis adjustments due to corporate actions, mark-to-market adjustments on investments in passive foreign investment companies, and investments no longer considered passive foreign investment companies.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized depreciation at December 31, 2022:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Depreciation
Investments	$217,290,071	$26,907,652	$(50,222,853)	$(23,315,201)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2022, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2022, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series C Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate on each particular series of the Preferred Stock for the period. For the year ended December 31, 2022, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rate of Series C Preferred Stock. Thus, advisory fees with respect to the liquidation value of the Preferred Shares were reduced by $2,500 and advisory fees were not accrued on the Series C Preferred Stock.

4.  Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2022, other than short term securities and U.S. Government obligations, aggregated $34,034,776 and $78,170,721, respectively.

5.  Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2022, the Fund paid $5,215 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2022, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $6,390.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

During the year ended December 31, 2022, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2022, the Fund accrued $82,966 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6.  Capital. The Fund’s Articles of Incorporation permit the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,950,000 common shares on the open market when the shares are trading at a discount of 5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2022 and 2021, the Fund did not repurchase any of its common shares.

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Amount	Shares	Amount

Increase in net assets from common shares issued in offering	—	—	1,912,422	$18,168,009
Increase in net assets from common shares issued upon reinvestment of distributions	272,128	1,759,964	254,819	2,314,933
Net increase	272,128	$1,759,964	2,167,241	$20,482,942

On July 13, 2021, the Fund distributed one transferable right for each of the 25,383,076 common shares outstanding held on that date. Four rights were required to purchase one additional common share at the subscription price of $9.50 per share. On August 31, 2021, the Fund issued 1,912,422 common shares receiving net proceeds of $17,693,897, after the deduction of offering expenses of $474,112. The NAV of the Fund increased by $0.02 per share on the day the additional shares were issued due to the additional shares being issued above NAV. The fund has an effective shelf registration authorizing an additional $382 million of common or preferred shares.

The Fund’s Articles of Incorporation authorize the issuance of up to 4,001,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C, Series E, and Series G Preferred at redemption prices of $25,000, $25, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common stockholders and could lead to sales

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common stockholders.

The Fund has the authority to purchase its auction rate preferred shares through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction rate preferred shares, and the timing and amount of any auction rate preferred shares purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is not soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected in the Fund’s discretion.

For Series C Preferred Stock, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate, which is 175% of the “AA” Financial Composite Commercial Paper Rate on the day of such auction. Existing Series C stockholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Fund may redeem at any time, in whole or in part, the Series C Preferred Stock at its redemption price. In addition, the Board has authorized the repurchase of the Series E and Series G Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2022, the Fund repurchased and retired 184,154 Series E Preferred at an investment of $4,402,156 and an average discount of approximately 4.42% and repurchased and retired 368,698 Series G Preferred at an investment of 8,822,681 and an average discount of approximately 4.32% from its liquidation preference.

The following table summarizes Cumulative Preferred Stock information:

			Number of
			Shares			Dividend	Accrued
			Outstanding at		2022 Dividend	Rate at	Dividends at
Series	Issue Date	Authorized	12/31/2022	Net Proceeds	Rate Range	12/31/2022	12/31/2022
C Auction Rate	March 31, 2003	1,000	10	$24,547,465	0.123% to 7.584%	7.584%	$156
E5.125%	September 26, 2017	2,000,000	1,812,546	$48,192,240	Fixed Rate	5.125%	$32,254
G5.125%	December 20, 2019	2,000,000	1,621,503	$48,148,000	Fixed Rate	5.125%	$28,855

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of stockholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Directors and, under certain circumstances, are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

7.  Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

8.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Multimedia Trust Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of The Gabelli Multimedia Trust Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Multimedia Trust Inc. (the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets attributable to common stockholders for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets attributable to common stockholders for each of the two years in the period ended December 31, 2022, and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

March 1, 2023

We have served as the auditor of one or more investment companies in the Gabelli Fund Complex since 1986.

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Unaudited)

Summary of Updated Information Regarding the Fund

The following includes information that is incorporated by reference in the Fund’s Registration Statement and is also a summary of certain changes during the most recent fiscal year ended December 31, 2022. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

SUMMARY OF FUND EXPENSES

The following table shows the Fund’s expenses, which are borne directly or indirectly by holders of the Fund’s common shares, including preferred shares offering expenses, as a percentage of net assets attributable to common shares. The table is based on the capital structure of the Fund as of December 31, 2022. The purpose of the table and example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly.

Percentages of Net Assets
Annual Expenses	Attributable to Common Shares
Management Fees(a)	1.80%
Other Expenses(b)	0.69%
Total Annual Expenses	6.58%
Dividends on Preferred Shares(c)	4.10%
Total Annual Expenses and Dividends on Preferred	4.78%

(a)	The Investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets. The Fund’s average weekly net assets will be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities exclude (i) the aggregate liquidation preference of outstanding shares of preferred Shares and accumulated dividends, if any, on those shares and (ii) the liabilities for any money borrowed). Consequently, because the Fund has preferred Shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common Shares will be higher than if the Fund did not utilize a leveraged capital structure.
(b)	“Other Expenses” are based on the amounts for the year ended December 31, 2022.
(c)	Dividends on Preferred Stock represent the estimated annual distributions on the existing preferred stock outstanding.

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Continued) (Unaudited)

The following example illustrates the expenses you would pay on a $1,000 investment in common Shares, assuming a 5% annual portfolio total return.*

	1 Year	3 Year	5 Year	10 Year
Total Expenses Incurred	$49	$147	$245	$492

*	The example should not be considered a representation of future expenses. The example is based on Total Annual Expenses and Dividends on Preferred Shares shown in the table above and assumes that the amounts set forth in the table do not change and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The above example includes Dividends on Preferred Shares. If Dividends on Preferred Shares were not included in the example calculation, the expenses would be as follows (based on the same assumptions as above).

	1 Year	3 Year	5 Year	10 Year
Total Expenses Incurred	$21	$64	$110	$236

Share Price Data The Fund’s common stock is listed on the NYSE, under the trading or “ticker” symbol “GGT.” Currently, the Series E Preferred and Series G Preferred are listed on the NYSE under the symbol “GGT PrE” and “GGT PrG” respectively. The Series C Auction Rate Preferred is not listed on a stock exchange. Any additional series of fixed rate preferred stock would also likely be listed on a stock exchange. The Fund’s common shares have historically traded at a discount to the Fund’s net asset value. Over the past ten years, the Fund’s common shares have traded at a premium to net asset value as high as 67.80% and a discount as low as (15.90)%. Any additional series of fixed rate preferred shares or subscription rights issued in the future pursuant to a Prospectus Supplement by the Fund would also likely be listed on the NYSE American.

The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE American per share of our common shares and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Continued) (Unaudited)

			Corresponding
			Net Asset		Corresponding
			Value		Premium or
	Common Share		(“NAV”) Per		Discount as a %
	Market Price		Share		of NAV
Quarter Ended	High	Low	High	Low	High	Low
March 31, 2021	$10.24	$7.78	$9.76	$8.01	4.91%	(2.87)%
June 30, 2021	$11.19	$9.65	$9.31	$8.85	20.19%	9.04%
September 30, 2021	$11.10	$9.00	$9.16	$8.62	21.23%	4.40%
December 31, 2021	$9.52	$8.39	$8.32	$7.82	14.42%	7.28%
March 31, 2022	$9.33	$7.89	$6.74	$7.23	38.43%	9.13%
June 30, 2022	$9.18	$6.63	$7.35	$5.43	24.90%	22.10%
September 30, 2022	$7.87	$6.07	$4.69	$3.72	67.80%	63.17%
December 31, 2022	$6.62	$5.17	$4.01	$3.89	65.09%	32.19%

The last reported price for our common shares on December 31, 2022 was $5.35 per share. As of December 31, 2022, the net asset value per share of the Fund’s common shares was $3.89. Accordingly, the Fund’s common shares traded at a premium to net asset value of 37.53% on December 31, 2022.

Unresolved SEC Staff Comments

The Fund does not believe that there are any material unresolved written comments, received 180 days or more before December 31, 2022 from the Staff of the SEC regarding any of the Fund’s periodic or current reports under the Securities Exchange Act of 1934 or the Investment Company Act of 1940, or its registration statement.

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Selected data for a common share outstanding throughout each year:

	For the Year Ended December 31,
	2017		2016		2015		2014		2013
Operating Performance:
Net asset value, beginning of year	$8.13		$8.36		$9.81		$10.90		$8.22
Net investment income	0.01		0.05		0.03		0.05		0.06
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	2.11		0.60		(0.49)		0.42		3.61
Total from investment operations	2.12		0.65		(0.46)		0.47		3.67
Distributions to Preferred Shareholders: (a)
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.01)
Net realized gain	(0.08)		(0.05)		(0.05)		(0.06)		(0.06)
Total distributions to preferred shareholders	(0.08)		(0.05)		(0.05)		(0.06)		(0.07)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	2.04		0.60		(0.51)		0.41		3.60
Distributions to Common Shareholders:
Net investment income	(0.03)		(0.06)		(0.03)		(0.02)		(0.05)
Net realized gain	(0.73)		(0.74)		(0.89)		(0.88)		(0.87)
Return of capital	(0.12)		(0.03)		(0.02)		(0.15)		—
Total distributions to common shareholders	(0.88)		(0.83)		(0.94)		(1.05)		(0.92)
Fund Share Transactions:
Decrease in net asset value from common shares issued in rights offering	—		—		—		(0.44)		—
Increase in net asset value from repurchase of common shares	0.00	(b)	—		—		—		—
Increase in net asset value from common shares issued upon reinvestment of distributions	—		—		—		0.00	(b)	0.00 (b)
Increase in net asset value from redemption of preferred shares	0.12		—				—		—
Offering expenses charged to paid-in capital	(0.07)		—		(0.00	)(b)	(0.01)		—
Total Fund share transactions	0.05		—		(0.00	)(b)	(0.45)		0.00 (b)
Net Asset Value Attributable to Common Shareholders, End of Year	$9.34		$8.13		$8.36		$9.81		$10.90
NAV total return †	26.50%		7.59%		(5.57)%		4.17%		45.77%
Market value, end of year	$9.20		$7.24		$7.50		$10.01		$12.40
Investment total return ††	40.21%		7.97%		(16.33)%		(6.63)%		73.37%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares,end of year (in 000’s)	$297,503		$232,399		$238,049		$273,307		$232,399
Net assets attributable to common shares, end of year (in 000’s)	$227,477		$197,623		$203,274		$238,532		$197,624
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	0.13%		0.70%		0.33%		0.13%		0.60%
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction	1.45	%(c)	1.49	%(c)(d)	1.45	%(c)	1.59%		1.55%

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Selected data for a common share outstanding throughout each year:

	For the Year Ended December 31,
	2017		2016		2015		2014	2013
Ratios to Average Net Assets and Supplemental Data (Continued):
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.45	%(c)	1.49	%(c)(d)	1.30	%(c)	1.50%	1.55%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived/fee reduction	1.23	%(c)	1.27	%(c)(d)	1.26	%(c)	1.37%	1.29%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any.	1.23	%(c)	1.27	%(c)(d)	1.13	%(c)	1.29%	1.29%
Portfolio turnover rate	16.8%		10.3%		14.0%		16.0%	12.7%
Cumulative Preferred Stock:
6.000% Series B Preferred
Liquidation value, end of year (in 000’s)	$19,775		$19,775		$19,775		$19,775	$19,775
Total shares outstanding (in 000’s).	791		791		791		791	791
Liquidation preference per share.	$25.00		$25.00		$25.00		$25.00	$25.00
Average market value (e)	$26.36		$26.42		$25.80		$25.41	$25.45
Asset coverage per share(f)	$106.21		$167.07		$171.13		$196.48	$167.07
Series C Auction Rate Preferred
Liquidation value, end of year (in 000’s)	$250		$15,000		$15,000		$15,000	$15,000
Total shares outstanding (in 000’s).	0	(g)	1		1		1	1
Liquidation preference per share.	$25,000		$25,000		$25,000		$25,000	$25,000
Liquidation value (h)	$25,000		$25,000		$25,000		$25,000	$25,000
Asset coverage per share(f)	$106,212		$167,071		$171,134		$196,481	$167,072
5.125% Series E Preferred
Liquidation value, end of period (in 000’s).	$50,000		—		—		—	—
Total shares outstanding (in 000’s).	2,000		—		—		—	—
Liquidation preference per share.	$25.00		—		—		—	—
Average market value.	$24.98		—		—		—	—
Asset coverage per share	$106.21		—		—		—	—
Asset Coverage (i)	425%		668%		685%		786%	668%

†	Based on net asset value per share, adjusted for reinvestment of distributions of net asset value on the ex-dividend date, including the effect of shares pursuant to the 2014 rights offering, assuming full subscription by shareholders.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the 2014 rights offering, assuming full subscription by shareholders.

(a)	Calculated based on average common shares outstanding on the record dates throughout the years.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2017, 2016, and 2015, there was no impact on the expense ratios.

(d)	During the year ended December 31, 2016, the fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement been included in this period, the annualized expense ratios would have been 1.32% attributable to common shares before fees waived, 1.32% attributable to common shares net of advisory fee reduction, 1.13% including liquidation value of preferred shares before fees waived, and 1.13% including liquidation value of preferred shares net of advisory fee reduction.

(e)	Based on weekly prices.

(f)	Asset coverage per share is calculated by combining all series of preferred shares.

(g)	Actual number of shares outstanding is 10.

(h)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.

(i)	Asset coverage is calculated by combining all series of preferred shares.

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INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund’s primary investment objective is to achieve long-term growth of capital by investing primarily in the common stock and other securities of foreign and domestic companies involved in the telecommunications, media, publishing, and entertainment industries. Income is the secondary investment objective. The investment objectives of long-term growth of capital and income are fundamental policies of the Fund. The Fund’s policy of concentration in companies in the communications industries is also a fundamental policy of the Fund.

Under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus borrowings for investment purposes, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the “80% Policy”). The Fund may invest in companies of any size market capitalization. The Fund may invest, without limitation, in foreign securities. The Fund may also invest in securities of companies located in emerging markets.

A company will be considered to be in these industries if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated activities or multimedia related activities. The 80% Policy may be changed without stockholder approval. The Fund will provide stockholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

The telecommunications companies in which the Fund may invest are engaged in the development, manufacture, or sale of communications services or equipment throughout the world, including the following products or services: regular telephone service; wireless communications services and equipment, including cellular telephone, microwave and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking, and linkage of data and word processing systems; publishing and information systems; video text and teletext; emerging technologies combining television, telephone and computer systems; broadcasting, including television and radio, satellite and microwave transmission and cable television.

The entertainment, media and publishing companies in which the Fund may invest are engaged in providing the following products or services: the creation, packaging, distribution, and ownership of entertainment programming throughout the world, including pre-recorded music, feature-length motion pictures, made-for-TV movies, television series, documentaries, animation, game shows, sports programming, and news programs; live events such as professional sporting events or concerts, theatrical exhibitions, television and radio broadcasting, satellite and microwave transmission, cable television systems and programming, broadcast and cable networks, wireless cable television and other emerging distribution technologies; home video, interactive and multimedia programming, including home shopping and multiplayer games; publishing, including newspapers, magazines and books, advertising agencies and niche advertising mediums such as in-store or direct mail; emerging technologies combining television, telephone, and computer systems, computer hardware

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and software; and equipment used in the creation and distribution of entertainment programming such as that required in the provision of broadcast, cable, or telecommunications services.

Investing in securities of foreign issuers, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.

The Investment Adviser believes that at the present time investment by the Fund in the securities of companies located throughout the world presents great potential for accomplishing the Fund’s investment objectives. While the Investment Adviser expects that a substantial portion of the Fund’s portfolio may be invested in the securities of domestic companies, a significant portion of the Fund’s portfolio may also be comprised of the securities of issuers headquartered outside the United States.

No assurance can be given that the Fund’s investment objectives will be achieved.

Investment Methodology of the Fund

In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

●	the Investment Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share, and other fundamental aspects of the underlying assets and business of the company;

●	the potential for capital appreciation of the securities;

●	the interest or dividend income generated by the securities;

●	the prices of the securities relative to other comparable securities;

●	whether the securities are entitled to the benefits of call protection or other protective covenants;

●	the existence of any anti-dilution protections or guarantees of the security; and

●	the diversification of the portfolio of the Fund as to issuers.

The Investment Adviser’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry, or country that will surface additional value.

Certain Investment Practices

Foreign Securities. There is no limitation on the amount of foreign securities in which the Fund may invest. Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries or emerging markets, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that may have less stability than those of

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developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

The Fund may also invest in the debt securities of foreign governments. Although such investments are not a principal strategy of the Fund, there is limitation on its ability to invest in the debt securities of foreign governments.

Corporate Reorganizations. The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation, or similar reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals that are consummated, the Fund may sustain a loss.

Temporary Defensive Investments. Subject to the Fund’s investment restrictions, when a temporary defensive period is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may, without limitation, hold cash or invest its assets in securities of U.S. government sponsored instrumentalities, in repurchase agreements in respect of those instruments, and in certain high grade commercial paper instruments. During temporary defensive periods, the Fund may also invest up to 10% of the market value of its total assets in money market mutual funds that invest primarily in securities of U.S. government sponsored instrumentalities and repurchase agreements in respect of those instruments. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may be less likely to achieve its secondary investment objective of income.

Special Investment Methods

Options. On behalf of the Fund, and subject to guidelines of the Board, the Investment Adviser may purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the U.S. over-the-counter (“OTC”) markets as a means of achieving additional return or of hedging the value of the Fund’s portfolio. The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.

A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option.

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The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for the premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

An exchange traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Investment Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Investment Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the amendments to Rule 4.5 under the CEA, certain trading restrictions are applicable to the Fund. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swap markets. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options and certain types of swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Investment Adviser to manage the Fund, and on the Fund’s performance.

Futures Contracts and Options on Futures. On behalf of the Fund, the Investment Adviser may, subject to the Fund’s investment restrictions and guidelines of the Board, purchase and sell financial futures contracts

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and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement, and risk management purposes. These futures contracts and related options may be on debt securities, financial indices, securities indices, United States government securities, and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

Forward Currency Exchange Contracts. Subject to guidelines of the Board, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a “spot” (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund’s dealings in forward contracts generally will be limited to hedging involving either specific transactions or portfolio positions. The Fund does not have an independent limitation on its investments in foreign currency futures contracts and options on foreign currency futures contracts.

Short Sales. The Fund may from time to time make short sales of securities, including short sales “against the box.” A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale against the box occurs when the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

The market value for the securities sold short of any one issuer will not exceed 5% of the Fund’s total assets or 5% of such issuer’s voting securities. In addition, the Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund’s total assets, taken at market value, to be held as collateral for such sales. The Fund may make short sales against the box without respect to such limitations.

The Fund may make short sales in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, such security, or when the Fund does not want to sell the security it owns. Such short sale transactions may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund. Additionally, the Fund may use short sales in conjunction with the purchase of a convertible security when it is determined that the convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short.

When the Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with such short sales, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

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If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss, increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales against the box) will maintain additional asset coverage in the form of segregated or “earmarked” assets on the records of the Investment Adviser or with the Fund’s Custodian, consisting of cash, U.S. government securities, or other liquid securities that is equal to the current market value of the securities sold short, or (in the case of short sales against the box) will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security. The Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder, subject to the percentage limitations set forth above. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

In a repurchase agreement, the Fund purchases a debt security from a seller who undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day and generally will not have a duration of longer than one week. The SEC has taken the position that, in economic reality, a repurchase agreement is a loan by a fund to the other party to the transaction secured by securities transferred to the fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation may be less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of the collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss. If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund could suffer a loss.

Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if: (i) the loan is collateralized in accordance with applicable regulatory requirements, and (ii) no loan will cause the value of all loaned securities to exceed 20% of the value of its total assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in

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some cases even loss of rights in collateral should the borrower of the securities fail financially. While these loans of portfolio securities will be made in accordance with guidelines approved by the Fund’s Board, there can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the Fund’s rights is unsettled. As a result, under these circumstances, there may be a restriction on the Fund’s ability to sell the collateral and it would suffer a loss.

Borrowing. The Fund may borrow money in accordance with its investment restrictions, including as a temporary measure for extraordinary or emergency purposes. It may not borrow for investment purposes.

Leveraging. As provided in the 1940 Act, and subject to compliance with the Fund’s investment limitations, the Fund may issue senior securities representing stock, such as preferred stock, so long as immediately following such issuance of stock, its total assets exceed 200% of the amount of such stock. The use of leverage magnifies the impact of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish, rather than enhance, the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund. The Fund currently has three series of preferred stock outstanding: the Series C Auction Rate Cumulative Preferred Stock, the Series E Preferred, and the Series G Preferred.

Investment Restrictions. The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class).

Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for U.S. federal income tax purposes. The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2022 and 2022, were 17% and 15%, respectively.

RISK FACTORS AND SPECIAL CONSIDERATIONS

There are a number of risks that an investor should consider in evaluating the Fund.

Leverage Risk. The Fund uses financial leverage for investment purposes by issuing preferred stock. The amount of leverage represents approximately 44% of the Fund’s Managed Assets (defined as the aggregate net asset value of outstanding shares of common stock plus assets attributable to outstanding shares of preferred stock, with no deduction for the liquidation preference of such shares of preferred stock) as of December 31,

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2022. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage. Such volatility may increase the likelihood of the Fund’s having to sell investments in order to meet dividend payments on the preferred stock, or to redeem preferred stock when it may be disadvantageous to do so. The Fund may not be permitted to declare dividends or distributions with respect to common stock or preferred stock, or purchase common stock or preferred stock unless at such time the Fund meets certain asset coverage requirements. In addition, the Fund may not be permitted to pay distributions on common stock unless all distributions on preferred stock and/or accrued interest on borrowings have been paid, or set aside for payment. Any preferred stock currently outstanding or that the Fund issues in the future would subject the Fund to certain asset coverage requirements under the 1940 Act that could, under certain circumstances, restrict the Fund from making distributions necessary to qualify as a registered investment company. If the Fund is unable to obtain cash from other sources, the Fund may fail to qualify as a registered investment company and, thus, may be subject to income tax as an ordinary corporation. Because the advisory fee paid to the Investment Adviser is calculated on the basis of the Fund’s Managed Assets rather than only on the basis of net assets attributable to the shares of common stock, the fee may be higher when leverage is utilized, giving the Investment Adviser an incentive to utilize leverage. However, the Investment Adviser has agreed to reduce any management fee on the incremental assets attributable to the cumulative preferred stock during the fiscal year if the total return of the net asset value of the outstanding shares of common stock, including distributions and advisory fee subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of preferred stock. This fee waiver will not apply to any preferred stock issued from this offering. The Investment Adviser currently intends that the voluntary advisory fee waiver will remain in effect for as long as the Series C Auction Rate Preferred Stock, Series E Preferred and Series G Preferred are outstanding. The Investment Adviser, however, reserves the right to modify or terminate the voluntary advisory fee waiver at any time.

Preferred Stock Risk. The issuance of preferred stock causes the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock plus the management fee annual rate of 1.00% (as applicable) exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common stock than if the Fund had not issued preferred stock.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common stock. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common stock than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common stock. The Fund might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing its ratings on the preferred stock or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred stock.

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In addition, the Fund would pay (and the holders of common stock will bear) all costs and expenses relating to the issuance and ongoing maintenance of the shares of the preferred stock, including the advisory fees on the incremental assets attributable to such shares.

Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over the Fund’s affairs. Holders of preferred stock, voting separately as a single class, have the right to elect two members of the Board at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the fund to open-end status, and accordingly can veto any such changes.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred stock to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), there can be no assurance that such actions can be effected in time to meet the Code requirements.

Portfolio Guidelines of Rating Agencies for Preferred Stock

In order to obtain and maintain attractive credit quality ratings for shares of preferred stock, the Fund must comply with investment quality, diversification, and other guidelines established by the relevant ratings agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of -10%, -5%. 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further reflects leverage representing 44% of the Fund’s net assets, the Fund’s current projected blended annual average leverage dividend or interest rate of 5.13%, a management fee at an annual rate of 1.00% of the liquidation preference of any outstanding preferred stock and estimated annual incremental expenses attributable to any outstanding preferred stock 0.06% of the Fund’s net assets attributable to common stock.

Assumed Return on Portfolio (Net of Expenses)	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding Return to Common Shareholder	(22.93)%	(13.94)%	(4.94)%	4.05%	13.04%

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The following factors associated with leveraging could increase the investment risk and volatility of the price of the shares of common stock:

●	leveraging exaggerates any increase or decrease in the net asset value of the shares of common stock;

●	the dividend requirements on the Fund’s shares of preferred stock may exceed the income from the portfolio securities purchased with the proceeds from the issuance of preferred stock;

●	a decline in net asset value results if the investment performance of the additional securities purchased fails to cover their cost to the Fund (including any dividend requirements of preferred stock);

●	a decline in net asset value could affect the ability of the Fund to make dividend payments on shares of common stock;

Pursuant to Section 18 of the 1940 Act, it is unlawful for the Fund, as a registered closed-end investment company, to issue any class of senior security, or to sell any senior security that it issues, unless it can satisfy certain “asset coverage” ratios. The asset coverage ratio with respect to a senior security representing indebtedness means the ratio of the value of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) to the aggregate amount of the Fund’s senior securities representing indebtedness. The asset coverage ratio with respect to a senior security representing stock means the ratio of the value of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) to the aggregate amount of the Fund’s senior securities representing indebtedness plus the aggregate liquidation preference of the Fund’s outstanding shares of preferred stock.

If, as is the case with the Fund, a registered investment company’s senior securities are equity securities, such securities must have an asset coverage of at least 200% immediately following its issuance. If a registered investment company’s senior securities represent indebtedness, such indebtedness must have an asset coverage of at least 300% immediately after their issuance. Subject to certain exceptions, during any period following issuance that the Fund fails to satisfy these asset coverage ratios, it will, among other things, be prohibited from declaring any dividend or declaring any other distribution in respect of its common stock except a dividend payable in shares of common stock issued by the Fund. A registered investment company may, to the extent permitted by the 1940 Act, segregate assets or “cover” transactions in order to avoid the creation of a class of senior security.

Special Risks to Holders of Fixed Rate Preferred Stock

Illiquidity Prior to Exchange Listing. Prior to the offering, there will be no public market for any additional series of fixed rate preferred stock. In the event any additional series of fixed rate preferred stock are issued, prior application will have been made to list such shares on a national securities exchange, which will likely be the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, though, they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period.

Market Price Fluctuation. Shares of fixed rate preferred stock may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates.

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Special Risks for Holders of Auction Rate Preferred Stock

Auction Risk. You may not be able to sell your auction rate preferred stock at an auction if the auction fails, i.e., if more shares of auction rate preferred stock are offered for sale than there are buyers for those shares. Also, if you place an order (a hold order) at an auction to retain auction rate preferred stock only at a specified rate that exceeds the rate set at the auction, you will not retain your auction rate preferred stock. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the auction rate preferred stock, which could also affect the liquidity of your investment. Since February 2008, most auction rate preferred stock, including our Series C Auction Rate Preferred, have had failed auctions and holders of such stock have suffered reduced liquidity.

Secondary Market Risk. If you try to sell your auction rate preferred stock between auctions, you may not be able to sell them for their liquidation preference per share or such amount per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the auction rate preferred stock are not required to maintain this market, and the Fund is not required to redeem auction rate preferred stock if either an auction or an attempted secondary market sale fails because of a lack of buyers. The auction rate preferred stock will not be registered on a stock exchange. If you sell your auction rate preferred stock to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period. Since February 2008, most auction rate preferred stock, including our Series C Auction Rate Preferred, have had failed auctions and holders of such stock have suffered reduced liquidity, including the inability to sell such stock in a secondary market.

Special Risks for Holders of Subscription Rights

There is a risk that changes in yield or changes in the credit quality of the Fund may result in the underlying preferred stock or common stock purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. Further, if investors exercise only a portion of the rights, the number of shares of the preferred stock issued may be reduced, and the preferred stock or common stock may trade at less favorable prices than larger offerings for similar securities.

Common Stock Distribution Policy Risk

The Fund has adopted a policy, which may be changed at any time by the Board, of paying a minimum annual distribution of 10% of the average net asset value of the Fund to common stockholders. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s

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preferred stock. Distributions on the Fund’s common stock may contain a return of capital. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. For the fiscal year ended December 31, 2022, the Fund distributed a return of capital. Distributions sourced from return of capital should not be considered as dividend yield or the total return from an investment in the Fund. Stockholders who periodically receive the payment of a dividend or other distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Stockholders should not assume that the source of a distribution from the Fund is net profit. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year.

Industry Concentration Risk

The Fund invests a significant portion of its assets in companies in the telecommunications, media, publishing, and entertainment industries and, as a result, the value of the Fund’s shares is more susceptible to factors affecting those particular types of companies and those industries, including governmental regulation, a greater price volatility than the overall market, rapid obsolescence of products and services, intense competition, and strong market reactions to technological developments.

Various types of ownership restrictions are imposed by the Federal Communications Commission, or FCC, on investment in media companies and cellular licensees. For example, the FCC’s broadcast and cable multiple-ownership and cross ownership rules, which apply to the radio, television, and cable industries, provide that investment advisers are deemed to have an “attributable” interest whenever the adviser has the right to determine how five percent or more of the issued and outstanding voting stock of a broadcast company or cable system operator may be voted. These rules limit the number of broadcast stations both locally and nationally that a single entity is permitted to own, operate, or control and prohibit ownership of certain competitive communications providers in the same location. The FCC also applies limited ownership restrictions on cellular licensees serving rural areas. An attributable interest in a cellular company arises from the right to control 20% or more of its voting stock.

Attributable interests that may result from the role of the Investment Adviser and its principals in connection with other funds, managed accounts and companies may limit the Fund’s ability to invest in certain mass media and cellular companies. In the event that the Investment Adviser and its affiliates may be deemed to have such an attributable interest, the Board of Directors of the Fund may delegate, from time to time, to the Fund’s Proxy Voting Committee, voting power over certain shares of securities held by the Fund in view of these ownership limitations to ensure compliance with certain FCC regulations.

Smaller Companies

While the Fund intends to focus on the securities of established suppliers of accepted products and services, the Fund may also invest in smaller companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than larger, more established companies. For example, smaller companies may have more limited product lines, market or financial resources, and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the

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securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

Long-Term Objective; Not a Complete Investment Program

The Fund is intended for investors seeking long-term capital growth. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each stockholder should take into account the Fund’s investment objectives as well as the stockholder’s other investments when considering an investment in the Fund.

Non-Diversified Status

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company. To qualify as a “regulated investment company,” or “RIC,” for purposes of the Code, the Fund has in the past conducted and intends to conduct its operations in a manner that will relieve it of any liability for federal income tax to the extent its earnings are distributed to stockholders. To so qualify as a “regulated investment company,” among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year:

●	not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, any two or more issuers in which the fund owns 20% or more of the voting securities and which are determined to be engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (as defined in the Code); and

●	at least 50% of the market value of the Fund’s assets will be represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the its assets and not more than 10% of the outstanding voting securities of such issuer.

Market Value and Net Asset Value

The Fund is a non-diversified, closed-end management investment company. Shares of closed-end funds are bought and sold in the securities markets and may trade at either a premium to or discount from net asset value. Listed shares of closed-end investment companies often trade at discounts from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that its net asset value may decrease. The Fund cannot predict whether its listed stock will trade at, below, or above net asset value. As of December 31, 2022, the shares of common stock traded at a premium of 37.53%. Stockholders desiring liquidity may, subject to applicable securities laws, trade their Fund common stock on the NYSE or other markets

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on which such shares may trade at the then-current market value, which may differ from the then-current net asset value. Stockholders will incur brokerage or other transaction costs to sell stock.

Non-Investment Grade Securities

The Fund may invest up to 10% of its total assets in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or lower than “Baa” by Moody’s are referred to in the financial press as “junk bonds.”

Generally, such non-investment grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also: (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions, and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such non-investment grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management, and regulatory matters.

In addition, the market value of securities in non-investment rated categories is more volatile than that of higher quality securities, and the markets in which such non-investment rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in response to changes in the economy or the financial markets.

Non-investment grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.

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As part of its investment in non-investment grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates, and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issue to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

The market for non-investment grade and comparable unrated securities has experienced several periods of significantly adverse price and liquidity, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Foreign Securities

Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing, and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations

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and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. The Fund does not have an independent limit on the amount of its assets that it may invest in the securities of foreign issuers.

The Fund also may purchase sponsored American Depository Receipts (“ADRs”) or U.S. denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.

Emerging Markets Risk

The Fund may invest in securities of issuers whose primary operations or principal trading market is in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the World Bank. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; over-dependence on exports; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.

Special Risks of Derivative Transactions

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets are inaccurate, the consequences to the Fund may leave the Fund in a worse position than if such

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strategies were not used. Risks inherent in the use of options, foreign currency, futures contracts, and options on futures contracts, securities indices, and foreign currencies include:

●	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices, and currency markets;

●	imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

●	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

●	the possible absence of a liquid secondary market for any particular instrument at any time;

●	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

●	the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques.

Futures Transactions

Futures and options on futures entail certain risks, including but not limited to the following:

●	no assurance that futures contracts or options on futures can be offset at favorable prices;

●	possible reduction of the yield of the Fund due to the use of hedging;

●	possible reduction in value of both the securities hedged and the hedging instrument;

●	possible lack of liquidity due to daily limits or price fluctuations;

●	imperfect correlation between the contracts and the securities being hedged; and

●	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

Forward Currency Exchange Contracts

The use of forward currency exchange contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

Dependence on Key Personnel

The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement, or inability to act on behalf of the Investment Adviser.

Market Disruption Risk

Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Non-

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investment rated securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of non-investment rated securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalizations.

Special Risks Related to Preferred Securities

There are special risks associated with the Fund’s investing in preferred securities, including:

●	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividends or distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

●	Non-Cumulative Dividends. Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred security held by the Fund determine not to pay dividends or distributions on such security, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund invests will be declared or otherwise made payable.

●	Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

●	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

●	Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

●	Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.

Interest Rate Transactions

The Fund may enter into interest rate swap or cap transactions with respect to all or a portion of any series of auction rate preferred stock in order to manage the impact on its portfolio of changes in the dividend rate of such stock. Through these transactions the Fund seeks to obtain the equivalent of a fixed rate for such auction rate preferred stock that is lower than the Fund would have to pay if it issued fixed rate preferred stock. The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk.

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Investment Companies

The Fund may invest in the securities of other investment companies to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund’s common stock will be subject to duplicative investment expenses.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Anti-Takeover Provisions of the Fund’s Governing Documents

The Fund’s Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.

Status as a Regulated Investment Company

The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common stock if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred stock to the extent necessary in order to maintain compliance with such asset coverage requirements.

Health Crisis Risk

An outbreak of infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. In particular, COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact performance and the value of your investment in the Fund,

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it is not possible to determine the ultimate impact of COVID-19 at this time. Further, the extent and strength of any economic recovery after the COVID-19 pandemic abates is uncertain and subject to various factors and conditions, including the emergence of other infectious illness outbreaks that may have similar impacts. Accordingly, an investment in the Fund is subject to an elevated degree of risk as compared to other market environments.

Market Risk

Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolios may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID 19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including the United States. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID 19 pandemic, or other future epidemics or pandemics, is currently unknown.

Economic Events and Market Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economy, the financial condition of financial institutions and our business, financial condition, and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition, and results of

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operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, tariffs, rising interest rates, and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

There is an outbreak of a highly contagious form of a novel coronavirus known as “COVID-19.” COVID-19 has been declared a pandemic by the World Health Organization and, in response to the outbreak, the U.S. Health and Human Services Secretary has declared a public health emergency in the United States. COVID-19 had a devastating impact on the global economy, including the U.S. economy, and resulted in a global economic recession. Many states issued orders requiring the closure of non-essential businesses and/or requiring residents to stay at home. The COVID-19 pandemic and preventative measures taken to contain or mitigate its spread have caused, and are continuing to cause, business shutdowns, cancellations of events and travel, significant reductions in demand for certain goods and services, reductions in business activity and financial transactions, supply chain interruptions and overall economic and financial market instability both globally and in the United States. Such effects will likely continue for the duration of the pandemic, which is uncertain, and for some period thereafter. While several countries, as well as certain states, counties, and cities in the United States, began to relax the early public health restrictions with a view to partially or fully reopening their economies, many cities, both globally and in the United States, continue to experience, from time to time, surges in the reported number of cases and hospitalizations related to the COVID-19 pandemic. Increases in cases can and has led to the re-introduction of restrictions and business shutdowns in certain states, counties, and cities in the United States and globally and could continue to lead to the re-introduction of such restrictions elsewhere. Additionally, vaccines produced by Moderna and Johnson & Johnson are currently authorized for emergency use, and in August 2021, the U.S. Food and Drug Administration (“FDA”) granted full approval to the vaccines produced by Pfizer-BioNTech, which will now be marketed as Comirnaty. However, it remains unclear how quickly the vaccines will be distributed nationwide and globally or when “herd immunity” will be achieved and the restrictions that were imposed to slow the spread of the virus will be lifted entirely. The delay in distributing the vaccines could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a substantial economic downturn or recession, and our business and operations, as well as the business and operations of our portfolio companies, could be materially adversely affected by a prolonged economic downturn or recession in the United States and other major markets. Despite actions of the U.S. federal government and foreign governments, the uncertainty surrounding the COVID-19 pandemic and other factors has contributed to significant volatility and declines in the global public equity markets and global debt capital markets, including the net asset value of the Fund’s shares. These events could have, and/or have had, a significant impact on the Fund’s performance, net asset value, income, operating results and ability to pay distributions, as well as the performance, income, operating results and viability of issuers in which it invests. It is virtually impossible to determine the ultimate impact of COVID-19 at this time. Further, the extent and strength of any economic recovery after the COVID-19 pandemic abates, including following any “second wave,” “third wave” or other intensifying of the pandemic, is uncertain

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and subject to various factors and conditions. Accordingly, an investment in the Fund is subject to an elevated degree of risk as compared to other market environments.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Since the beginning of 2021, inflation has risen at its highest rate in four decades in the U.S. Inflation may reduce the intrinsic value of an investment in the Fund.

Political Risks Relating to Russia's Invasion of Ukraine

Russia began its invasion of Ukraine in February 2022. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the United States. Russia’s military invasion of Ukraine, the resulting responses by the United States and other countries, and the potential for wider conflict has increased volatility and uncertainty in the financial markets, specifically on companies in the oil and gas sector, finance and resource extraction.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia. Conflict between Ukraine and Russia is likely to negatively impact other regional and global economic markets (including Europe, Asia and the United States), companies in other countries (particularly those that have exposure to Russia and Ukraine) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and banking.

Regulation and Government Intervention Risk

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. The global financial crisis has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self-regulatory organizations may take actions that the regulation of the issuers in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

The SEC and its staff have been engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts have been focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cyber-security, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the

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Fund’s expenses and impact its returns to stockholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.

In particular, the U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Funds and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure and required the implementation of a liquidity risk management program, along with other potential upcoming regulations, could, among other things, restrict the Funds’ ability to engage in transactions, impact flows into the Funds, and/or increase overall expenses of the Funds.

The SEC recently adopted Rule 18f-4 under the 1940 Act, which, effective August 18, 2022, regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions for certain funds registered under the 1940 Act. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk (“VaR”) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Consequently, unless a fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the fund has established a comprehensive derivatives risk management program to comply with a VaR based leverage limit, appointed a derivatives risk manager and will provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a fund qualifies as a limited derivatives user, Rule 18f-4 requires the fund to have policies and procedures to manage its aggregate derivatives risk, which may require the fund to alter, perhaps materially, its use of derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregate framework for covering derivatives and certain financial instruments arising from SEC and staff guidance.

In response to the current economic environment, the Biden administration may call for an increased popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding shares of an open-end investment company such as the Funds and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

As of the date of this annual shareholders’ report, the Democratic Party controls the executive branch of government and the Senate by a narrow margin, and the Republican Party controls the House of Representatives. Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting markets remain highly uncertain. Uncertainty surrounding future changes may adversely affect the Fund’s operating environment and therefore its investment performance.

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In addition, the tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Act”) made substantial changes to the Code. Among those changes were a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to “sunset” provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of these, and the many other changes made in the Act is subject to developing guidance and its full effects may be highly uncertain, both in terms of their direct effect on the taxation of an investment in the Fund’s shares and their indirect effect on the value of the Fund’s assets, the Fund’s shares or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such Treasury regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on the Fund. It is also likely that there will be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to the Fund or the Fund’s shareholders.

In addition, certain of the Fund’s investments may provide exposure to coupon rates that are based on the London Interbank Offered Rate (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. Most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. These events and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. There remains uncertainty regarding the impact of the transition from LIBOR or the Fund and the financial markets generally. SOFR has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States and U.S. law requires that contracts without a practicable LIBOR alternative default to SOFR plus a set spread beginning in mid-2023. SOFR is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. In addition, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress. Certain existing contracts provide for a spread adjustment when transitioning to SOFR from LIBOR, but there is no assurance that it will provide adequate compensation.

Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. There remains uncertainty regarding the impact of the transition from LIBOR on the Fund and the financial markets generally, and the termination of certain Reference Rates presents risk to the Fund. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in

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the values of some LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023. Further, U.S. issuers are currently not obligated to include any particular fallback language in transaction documents for new issuances of LIBOR-linked securities. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for the Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial conditions or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere.

The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objectives.

Special Risks Related to Cybersecurity

The Fund and its service providers are susceptible to cybersecurity risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction, or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyberattacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement, or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cybersecurity risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyberattacks or other information security breaches in the future.

HOW THE FUND MANAGES RISK

Investment Restrictions

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of common stock and preferred stock voting together as a single class. The Fund may become subject to guidelines that are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from Moody’s or Fitch Ratings (“Fitch”) on its preferred stock.

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Interest Rate Transactions

The Fund may enter into interest rate swap or cap transactions in relation to all or a portion of any series of auction rate preferred stock in order to manage the impact on its portfolio of changes in the dividend rate of such stock. Through these transactions, the Fund may, for example, obtain the equivalent of a fixed rate for such auction rate preferred stock that is lower than the Fund would have to pay if it issued fixed rate preferred stock.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on its auction rate preferred stock. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends or distributions when due in accordance with the Articles Supplementary of the relevant series of the auction rate preferred stock even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make dividend or distribution payments on the auction rate preferred stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make dividend or distribution payments on the auction rate preferred stock. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the shares of auction rate preferred stock. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the Articles Supplementary for each series of the preferred stock, if the Fund fails to maintain the required asset coverage on the outstanding preferred stock or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. The Fund generally may redeem any series of auction rate preferred stock, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period. Such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.

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INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Such a majority is defined as the lesser of (i) 67% or more of the shares present at a meeting of stockholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. All percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio. The Fund may not:

1. Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry other than the telecommunications, media, publishing, and entertainment industries. This restriction does not apply to investments in U.S. government securities.

2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, if more than 10% of the market value of the total assets of the Fund would be invested in securities of other investment companies, more than 5% of the market value of the total assets of the Fund would be invested in the securities of any one investment company or the Fund would own more than 3% of any other investment company’s securities; provided, however, this restriction will not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its stockholders.

3. Purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

4. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

5. Make loans of money, except by the purchase of a portion of publicly distributed debt obligations in which the Fund may invest, and repurchase agreements with respect to those obligations, consistent with its investment objectives and policies. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans will only be made upon approval of, and subject to any conditions imposed by, the Board. Because these loans would at all times be fully collateralized, the risk of loss in the event of default of the borrower should be slight.

6. Borrow money, except that the Fund may borrow from banks and other financial institutions on an unsecured basis, in an amount not exceeding 10% of its total assets, to finance the repurchase of its shares. The Fund also may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency

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purposes. Temporary borrowings may not exceed 5% of the value of the total assets of the Fund at the time the loan is made. The Fund may pledge up to 10% of the lesser of the cost or value of its total assets to secure temporary borrowings. The Fund will not borrow for investment purposes. Immediately after any borrowing, the Fund will maintain asset coverage of not less than 300% with respect to all borrowings. While the borrowing of the Fund exceeds 5% of its respective total assets, the Fund will make no further purchases of securities, although this limitation will not apply to repurchase transactions as described above.

7. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities; provided, however, this restriction will not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its stockholders.

8. Invest more than 15% of its total assets in illiquid securities, such as repurchase agreements with maturities in excess of seven days, or securities that at the time of purchase have legal or contractual restrictions on resale.

9. Issue senior securities, except to the extent permitted by applicable law.

With respect to (1) above, the Fund invests 25% or more of its total assets in the securities of issuers in the telecommunications, media, publishing and entertainment industries.

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MANAGEMENT OF THE FUND

Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors Information pertaining to the Directors and Officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Multimedia Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer 1942	Since 1994***	31	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holding, Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

Christopher J. Marangi, CFA Director 1974	Since 2013***	5	Managing Director and Co-Chief Investment Officer of the Value team of GAMCO Investors, Inc.; Portfolio Manager for Gabelli Funds, LLC and GAMCO Asset Management Inc.	—

INDEPENDENT DIRECTORS[5]:

Calgary Avansino Director 1975	Since 2021***	5	Chief Executive Officer, Glamcam (2018- 2020)	Trustee, Cate School; Trustee, the E.L. Wiegand Foundation; Member, the Common Sense Media Advisory Council

John Birch[6] Director 1950	Since 2019**	8	Partner, The Cardinal Partners Global; Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer and Chief Risk Officer of Sentinel Group Funds (2005-2015)	—

Elizabeth C. Bogan Director 1944	Since 1990**	12	Senior Lecturer in Economics at Princeton University	—

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Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

Anthony S. Colavita[6,7] Director 1961	Since 2018***	22	Attorney, Anthony S. Colavita, P.C., Supervisor, Town of Eastchester, NY	—

James P. Conn[7] Director 1938	Since 1994**	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf, Jr.[6] Director 1939	Since 1999*	11	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983- 1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)

Kuni Nakamura Director 1968	Since 2012**	36	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees; Trustee on Fordham Preparatory School Board of Trustees	—

Werner J. Roeder[6] Director 1940	Since 1999*	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Salvatore J. Zizza[8] Director 1945	Since 1994*	34	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

Daniel E. Zucchi[9] Director 1940	Since 2019*	3	President of Zucchi & Associates (general business consulting); Senior Vice President of Hearst Corp. (1984-1995)	Cypress Care LLC (health care) (2001-2009); Director, PMV Consumer Acquisition Corp.

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Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President and Treasurer 1976	Since 2017	Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013

Carter W. Austin Vice President and Ombudsman 1966	Since 2010	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex; Senior Vice President (since 2015) and Vice President (1996-2015) of Gabelli Funds, LLC

Laurissa M. Martire Vice President 1976	Since 2004	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex; Senior Vice President (since 2019) and other positions (2003-2019) of GAMCO Investors, Inc.

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	Term expires at the Fund’s 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

**	Term expires at the Fund’s 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

***	Term expires at the Fund’s 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund, as defined in the 1940 Act. Messrs. Gabelli and Marangi are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC, which acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.

[6]	Mr. Fahrenkopf’s daughter, Lesle. F. Foley, and Mr. Colavita’s father, Anthony J. Colavita, serve as directors of other funds in the Fund Complex, and Mr. Birch is a director of Gabelli Merger Plus+ Trust Plc and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

[7]	This Director is elected solely by and represents the stockholders of the preferred stock issued by this Fund.

[8]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000

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and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

[9]	Mr. Zucchi is a director of PMV Consumer Acquisition Corp., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

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General

The business and affairs of the Fund are managed under the direction of the Fund’s Board. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an Investment Advisory Agreement with the Fund, the Investment Adviser, under the supervision of the Fund’s Board, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and Directors of the Fund who are its affiliates.

The Investment Adviser

The Investment Adviser, a New York limited liability company and registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as an investment adviser to registered investment companies with combined aggregate net assets approximating $18.5 billion as of December 31, 2022. The Investment Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GAMI”), a New York corporation, whose Class A Common Stock is traded on the OTCQX under the symbol, “GAMI.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GAMI. Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”), which holds a majority of the capital stock and voting power of GAMI. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc., a wholly owned subsidiary of GAMI, acts as investment adviser for individuals, pension trusts, profit sharing trusts, and endowments, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately $10.7 billion as of December 31, 2022; Teton Advisors, Inc. and its wholly owned investment adviser, Keeley Teton Advisers, LLC, with assets under management of approximately $1.4 billion as of September 30, 2022, acts as investment advisers to The TETON Westwood Funds, the KEELEY Funds, and separately managed accounts; Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly-owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.8 billion as of December 31, 2022; Teton Advisors, Inc. was spun off by GAMI in March 2009 and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal stockholder of Teton Advisors, Inc., as of December 31, 2022. Effective December 31, 2021, Teton Advisors, Inc. completed a reorganization by transferring its entire advisory business, operations and personnel to a new wholly-owned subsidiary, Teton Advisors, LLC. Teton Advisors, Inc. is now the holding company and parent of the new adviser. The ownership of the parent company is unchanged and the consummation of the reorganization did not result in a change of its control. Associated Capital was spun off from GAMI on November 30, 2015, and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal stockholder of Associated Capital.

Payment of Expenses

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement between the Fund and the Investment Adviser (the “Advisory Agreement”)

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including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all Directors of the Fund who are affiliated with the Investment Adviser. The Fund pays all other expenses incurred in its operation including, among other things, expenses for legal and independent accountants’ services, costs of printing proxies, stock certificates and stockholder reports, charges of the custodian, any subcustodian and transfer and dividend paying agent, expenses in connection with its respective automatic dividend reinvestment and voluntary cash purchase plan, SEC fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, including costs of calculating the net asset value of the Fund, membership fees in trade associations, fidelity bond coverage for its officers and employees, Directors’ and officers’ errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its shares for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent accountant’s services, stock exchange listing fees, expenses relating to the offering of preferred stock, rating agency fees, costs of printing proxies, stock certificates and stockholder reports, charges of the Custodian, charges of Computershare, SEC fees, fees and expenses of unaffiliated Directors, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund’s officers and employees, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing stockholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Advisory Agreement

Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, and places orders to purchase and sell securities on behalf of the Fund and manages the Fund’s other business and affairs, all subject to the supervision and direction of its Board. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to its stockholders and supervising the calculation of the net asset value of its stock. All expenses of computing the Fund’s net asset value, including any equipment or services obtained solely for the purpose of pricing shares of stock or valuing the Fund’s investment portfolio, will be an expense of the Fund under the Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense. During the fiscal year ended December 31, 2022, the Fund reimbursed the Investment Adviser $45,000 in connection with the cost of computing the Fund’s net asset value.

The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed weekly and paid monthly, equal on an annual basis to 1.00% of the Fund’s average weekly net assets including the liquidation value of preferred stock. The fee paid by the Fund may be higher when leverage in the form of preferred stock is utilized, giving the Investment Adviser an

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incentive to utilize such leverage. However, the Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the currently outstanding Series C Auction Rate Preferred Stock during the fiscal year if the total return of the net asset value of the common stock of the Fund, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of preferred stock for the period. In other words, if the effective cost of the leverage for any series of preferred stock exceeds the total return (based on net asset value) on the Fund’s common stock, the Investment Adviser will reduce that portion of its management fee on the incremental assets attributable to the leverage for that series of preferred stock to mitigate the negative impact of the leverage on the common stockholder’s total return. The Investment Adviser currently intends that the voluntary advisory fee waiver will remain in effect for as long as the Series C Auction Rate Cumulative Preferred Stock are outstanding. This fee waiver will not apply to any preferred stock issued from this offering. The Investment Adviser, however, reserves the right to modify or terminate the voluntary advisory fee waiver at any time. The Fund’s total return on the net asset value of the common stock is monitored on a monthly basis to assess whether the total return on the net asset value of the common stock exceeds the stated dividend rate or corresponding swap rate of each particular series of preferred stock for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred stock is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets. For the year ended December 31, 2022, the Fund’s total return on the net asset value of the common stock exceeded the stated dividend rate of the outstanding preferred stock. Thus, management fees were earned on these assets.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”

Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund from year to year if approved annually: (i) by the Fund’s Board or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis of the Board’s approval of the Advisory Agreement is available in the Fund’s semiannual report to stockholders for the six months ended June 30, 2022.

Canadian stockholders should note, to the extent applicable, that there may be difficulty enforcing any legal rights against the Investment Adviser because it is resident outside Canada and all of its assets are situated outside Canada.

Selection of Securities Brokers

The Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may: (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. (“Gabelli & Company”) or other broker-dealer affiliates of the Investment Adviser

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and (ii) pay commissions to brokers other than Gabelli & Company that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. Sub-Administrator.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) (the “Sub-Administrator”), with its principal office located at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as sub-administrator for the Fund. The Sub-Administrator provides certain administrative services necessary for the Fund’s operations which do not include the investment advisory and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by BNY Mellon, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $10 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser or its affiliate Teton Advisors, Inc., and administered by BNY Mellon, 0.0125% of the aggregate average net assets exceeding $10 billion, and 0.01% of the aggregate average net assets in excess of $15 billion.

Portfolio Managers

Mario J. Gabelli, CFA, is Chairman of the Board of Directors of the Fund. Mr. Gabelli is Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMI, a NYSE-listed asset manager and financial services company. He is the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc., each of which are asset management subsidiaries of GAMI. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director, and the controlling stockholder of GGCP, a private company that holds a majority interest in GAMI, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is Executive Chairman of Associated Capital, a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi, a Managing Director of GAMI and Co-Chief Investment Officer of GAMI’s Value team, became a portfolio manager of the Fund in July 2013. Mr. Marangi joined Gabelli in 2003 as a research analyst. He currently manages several funds within the Gabelli/GAMCO/Teton fund family (“Gabelli/GAMCO/Teton Fund Complex” or “Fund Complex”) and serves as a portfolio manager on GAMCO Asset Management Inc.’s institutional and high net worth separate accounts team. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a B.A. in Political Economy from Williams College and holds an M.B.A. with honors from Columbia Business School.

Sub-Administrator

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Sub-Administrator”), with its principal office located at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as sub-administrator for the Fund.

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Additional Fund Information (Continued) (Unaudited)

The Sub-Administrator provides certain administrative services necessary for the Fund’s operations which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Investment Adviser, GAMCO and Teton Advisors, Inc. as follows: 0.0275% - first $10 billion, 0.0125% - exceeding $10 billion but less than $15 billion, 0.01% - over $15 billion but less than $20 billion and 0.008% - over $20 billion.

Portfolio Transactions

Principal transactions are not entered into with affiliates of the Fund. However, G.research an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefrom.

NET ASSET VALUE

For purposes of determining the Fund’s net asset value per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser. Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than 60 days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) for securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Fund that occur when regular trading or foreign or other exchanges are closed, but before trading on the NYSE is

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Continued) (Unaudited)

closed. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board pursuant to Rule 2a-5. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.

Control Share Acquisitions

On February 16, 2023 the Fund elected, by resolution unanimously adopted by the Board of Directors of the Fund in accordance with Section 3-702(c)(4) of the MGCL, to be subject to the Maryland Control Share Acquisition Act (the “Control Share Act”), effective immediately. The Control Share Act only applies to acquisitions of Fund shares on or after February 16, 2023.

Under the MGCL, the Control Share Act provides that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to those shares except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

●   one-tenth or more but less than one-third;

●   one-third or more but less than a majority; or

●   a majority or more of all voting power.

The requisite shareholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control

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Additional Fund Information (Continued) (Unaudited)

shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of shareholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a shareholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. In connection with the Fund’s election to be subject to the Control Share Act, the Fund’s Board of Directors amended the Fund’s bylaws to exempt the Fund’s preferred stock from the Control Share Act. This exemption applies to the Fund’s outstanding preferred stock and to any preferred stock it may issue in the future.

THE GABELLI MULTIMEDIA TRUST INC.

INCOME TAX INFORMATION (Unaudited)

December 31, 2022

Cash Dividends and Distributions

		Ordinary	Long Term		Total Amount	Dividend
Payable	Record	Investment	Capital	Return of	Paid	Reinvestment
Date	Date	Income (a)	Gains	Capital (b)	Per Share (c)	Price
Common Stock
03/24/22	03/17/22	—	—	$0.22000	$0.22000	$8.75900
06/23/22	06/15/22	—	—	0.22000	0.22000	6.78300
09/23/22	09/16/22	—	—	0.22000	0.22000	5.95650
12/16/22	12/09/22	—	—	0.22000	0.22000	6.22000
		—	—	$0.88000	$0.88000
5.125% Series E Cumulative Preferred Stock
03/28/22	03/21/22	—	—	$0.3203125	$0.3203125
06/27/22	06/17/22	—	—	$0.3203125	0.3203125
09/26/22	09/19/22	—	—	$0.3203125	0.3203125
12/27/22	12/19/22	—	—	$0.3203125	0.3203125
		—	—	$1.2812500	$1.2812500
5.125% Series G Cumulative Preferred Stock
03/28/22	03/21/22	—	—	$0.3203125	$0.3203125
06/27/22	06/17/22	—	—	0.3203125	0.3203125
09/26/22	09/19/22	—	—	0.3203125	0.3203125
12/27/22	12/19/22	—	—	0.3203125	0.3203125
		—	—	$1.2812500	$1.2812500

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in your 2022 tax returns. Ordinary income distributions include net investment income and realized net short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

Series C Auction Rate Cumulative Preferred Stock

Auction Rate Preferred Stock pays dividends weekly based on the maximum rate. The distributions derived from long term gains for the Auction Rate Series C Cumulative Preferred Stock were $0.00.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

The Fund paid to common, 5.125% Series E Cumulative Preferred, and 5.125% Series G Cumulative Preferred shareholders ordinary income dividends, including short term capital gains, of $0.00, $0.00, and $0.00, respectively, per share in 2022. The Fund paid weekly distributions to Series C Auction Rate Cumulative Preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $0.00 per share in 2022. For the fiscal year ended December 31, 2022, 0.00% of the ordinary dividend qualified for the dividends received deduction available to corporations, 0.00% of the ordinary income distribution was deemed qualified dividend income, and 0.00% of the ordinary income distribution was qualified interest income. The Fund designates 0.00% of the short term capital gain dividends distributed during the fiscal year ended December 31, 2022, as qualified short term gain pursuant to the American Jobs creation Act of 2004. The percentage of ordinary income dividends paid by the Fund during 2021 derived from U.S. Treasury securities was 0.00%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2022. The percentage of U.S. Government securities held as of December 31, 2022 was 14.6%.

THE GABELLI MULTIMEDIA TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2022

Historical Distribution Summary

		Short Term	Long Term			Adjustment
	Investment	Capital	Capital	Return of	Total	to Cost
	Income (a)	Gains (a)	Gains	Capital (b)	Distributions (c)	Basis (d)
Common Shares
2022	–	–	–	$0.88000	$0.88000	$0.88000
2021	$0.06720	$0.00120	$0.60640	0.20520	0.88000	0.20520
2020	0.02040	0.05160	0.76080	0.04720	0.88000	0.04720
2019	0.11360	0.04450	0.67310	0.04880	0.88000	0.04880
2018	0.01105	0.02757	0.86138	–	0.90000	–
2017	0.03060	0.00300	0.72872	0.11768	0.88000	0.11768
2016	0.06168	0.00268	0.73753	0.02811	0.83000	0.02811
2015	0.03269	0.02999	0.85399	0.02333	0.94000	0.02333
2014 (e)	0.01978	0.00107	0.88350	0.14565	1.05000	0.14565
2013	0.05193	0.10631	0.76176	–	0.92000	–
5.760% Series A Cumulative Preferred Shares
2019	$0.20497	$0.08036	$1.21467	–	$1.50000	–
2018	0.01840	0.04600	1.43560	–	1.50000	–
2017	0.06023	0.00586	1.43390	–	1.50000	–
2016	0.11520	0.00520	1.37960	–	1.50000	–
2015	0.05350	0.04908	1.39742	–	1.50000	–
2014	0.03280	0.00160	1.46560	–	1.50000	–
2013	0.08480	0.17320	1.24200	–	1.50000	–
Series C Auction Rate Cumulative Preferred Stock
2022	–	–	–	$737.88000	$737.88000	$737.88000
2021	$2.95600	$0.05812	$26.68587	–	29.70000	–
2020	4.33392	10.89238	160.82370	–	176.05000	–
2019	129.95266	50.95236	770.25498	–	951.16000	–
2018	10.16619	25.32982	791.50399	–	827.00000	–
2017	17.61700	1.71529	419.38771	–	438.72000	–
2016	13.43109	0.58542	160.60349	–	174.62000	–
2015	1.55581	1.42712	40.63707	–	43.62000	–
2014	0.68296	0.03701	30.51003	–	31.23000	–
2013	1.74961	3.58224	25.66814	–	30.99999	–
5.125% Series E Cumulative Preferred Stock
2022	–	–	–	$1.28125	$1.28125	$1.28125
2021	$0.12752	$0.00251	$1.15122	–	1.28125	–
2020	0.03154	0.07927	1.17044	–	1.28125	–
2019	0.17507	0.06864	1.03753	–	1.28125	–
2018	0.01575	0.03924	1.22626	–	1.28125	–
2017	0.01286	0.00125	0.30620	–	0.32031	–
5.125% Series G Cumulative Preferred Stock
2022	–	–	–	$1.28125	$1.28125	$1.28125
2021	$0.12752	$0.00251	$1.15122	–	1.28125	–
2020	0.03207	0.08059	1.18994	–	1.30260	–

(a)	Taxable as ordinary income for Federal tax purposes.

THE GABELLI MULTIMEDIA TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2022

(b)	Non-taxable.

(c)	Total amounts may differ due to rounding.

(d)	Decrease in cost basis.

(e)	On November 6, 2017, the Fund also distributed Rights equivalent to $0.14 per common share based upon full subscription of all issued shares.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Under the Fund’s Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan (the “Plan”), a shareholder whose shares of common s tock are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A. (“Computershare”), which is an agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own shares of common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend-disbursing agent.

Enrollment in the Plan

It is the policy of The Gabelli Multimedia Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their common shares certificates to Computershare Trust Company, N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash may submit this request through the Internet, by telephone or in writing to:

The Gabelli Multimedia Trust Inc.

c/o Computershare

P.O. Box 505000

Louisville, KY 40233-5000

Telephone: (800) 336-6983

Website: www.computershare.com/investor

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the Fund’s records. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at the website or telephone number above.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stocks distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stocks valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stocks The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stocks at the time of valuation exceeds the market price of the common stocks, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common stocks in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stocks exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

(Continued)

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a per share fee (currently $0.02 per share). Per share fees include any applicable brokerage commissions Computershare is required to pay and fees for such purchases are expected to be less than the usual fees for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006 such that Computershare receives such payments approximately two business days before the 1st and 15th of the month. Funds not received at least two business days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least two business days before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare may do so through the Internet, in writing or by telephone to the above-mentioned website, address or telephone number. Include in your request your name, address, and account number. Computershare will sell such shares through a broker-dealer selected by Computershare within 5 business days of receipt of the request. The sale price will equal the weighted average price of all shares sold through the Plan on the day of the sale, less applicable fees. Participants should note that Computershare is unable to accept instructions to sell on a specific date or at a specific price. The cost to liquidate shares is $2.50 per transaction as well as the per share fee (currently $0.10 per share) Per share fees include any applicable brokerage commissions Computershare is required to pay and are expected to be less than the usual fees for such transactions.

More information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan is available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 30 days written notice to participants in the Plan.

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THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

(a)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Kuni Nakamura is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,049 for 2021 and $47,301 for 2022.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2022.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,335 for 2021 and $4,550 for 2022. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $19,500 for 2021 and $0 for 2022. All other fees represent services provided in review of the registration statement.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	0%

(d)	0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $19,500 for 2021 and $0 for 2022.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of the following members: Kuni Nakamura, Werner J. Roeder, and Salvatore J. Zizza.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

(This section pertains to all affiliated SEC registered investment advisers)

Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GBL”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GBL, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines and the analysts of GBL, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.       Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GBL analysts. The Chief Investment Officer or the GBL analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to Institutional Shareholder Services Inc (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”), which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and GL is for informational purposes only.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund and the Gabelli Love Our Planet & People ETF, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund and the Gabelli Love Our Planet & People ETF to provide voting recommendations on the securities held in the portfolios.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-U.S. markets may also give rise to a number of administrative issues or give rise to circumstances under which voting would impose a cost (real or implied) on its client which may cause the Advisers to abstain from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Other markets may require disclosure of certain ownership information in excess of what is required to vote in the U.S. market. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-U.S. markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

●	Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

●	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Directors’ Recommendation (if any)

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

●	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

●	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

●	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

●	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

●	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

●	Qualifications

●	Nominating committee in place

●	Number of outside directors on the board

●	Attendance at meetings

●	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

●	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

●	Amount of stock currently authorized but not yet issued or reserved for stock option plans

●	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

●	State of Incorporation

●	Management history of responsiveness to shareholders

●	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

●	Dilution of voting power or earnings per share by more than 10%.

●	Kind of stock to be awarded, to whom, when and how much.

●	Method of payment.

●	Amount of stock already authorized but not yet issued under existing stock plans.

●	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation.  We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”).  In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School, and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2022. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli, CFA	Registered Investment Companies:	22	$16.3 billion	4	$5.0 billion
	Other Pooled Investment Vehicles:	7	$1.0 billion	7	$937 million
	Other Accounts:	881	$6.1 billion	0	$0
Christopher J. Marangi	Registered Investment Companies:	8	$6.7 billion	2	$4.5 billion
	Other Pooled Investment Vehicles:	1	$4.1 million	0	$0
	Other Accounts:	275	$1.2 billion	0	$0

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation and expenses for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with on-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Four closed-end registered investment companies (including this Fund) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli and Christopher J. Marangi each owned over $1,000,000 and $1-$10,000, respectively, of shares of the Trust as of December 31, 2022.

(b)       Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/2022 through 07/31/2022	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – 27,535,751 Preferred Series G – 1,990,201 Preferred Series E – 1,996,700
Month #2 08/01/2022 through 08/31/2022	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – N/A Preferred Series G – N/A Preferred Series E – N/A	Common – 27,535,751 Preferred Series G – 1,990,201 Preferred Series E – 1,996,700
Month #3 09/01/2022 through 09/30/2022	Common – N/A Preferred Series G – 1,351 Preferred Series E – 3,522	Common – N/A Preferred Series G - $22.50 Preferred Series E – $22.66	Common – N/A Preferred Series G – 1,351 Preferred Series E – 3,522	Common – 27,603,071 Preferred Series G – 1,990,201 - 1,351 =1,988,850 Preferred Series E – 1,996,700 - 3,522 = 1,993,178
Month #4 10/01/2022 through 10/31/2022	Common – N/A Preferred Series G – 19,004 Preferred Series E – 9,597	Common – N/A Preferred Series G – $22.26 Preferred Series E – $22.37	Common – N/A Preferred Series G – 19,004 Preferred Series E – 9,597	Common – 27,603,071 Preferred Series G – 1,988,850 - 19,004 = 1,969,846 Preferred Series E – 1,993,178 - 9,597 = 1,983,581
Month #5 11/01/2022 through 11/30/2022	Common – N/A Preferred Series G – 90,297 Preferred Series E – 27,385	Common – N/A Preferred Series G – $23.70 Preferred Series E – $23.64	Common – N/A Preferred Series G – 90,297 Preferred Series E – 27,385	Common – 27,603,071 Preferred Series G – 1,969,846 - 90,297 = 1,879,549 Preferred Series E – 1,983,581 -27,385 = 1,956,196
Month #6 12/01/2022 through 12/31/2022	Common – N/A Preferred Series G – 258,046 Preferred Series E – 143,650	Common – N/A Preferred Series G – $24.05 Preferred Series E – $24.00	Common – N/A Preferred Series G – 258,046 Preferred Series E – 143,650	Common – 27,703,508 Preferred Series G – 1,879,549 - 258,046 = 1,621,503 Preferred Series E – 1,956,196 - 143,650 = 1,812,546
Total	Common – N/A Preferred Series G – 368,698 Preferred Series E – 184,154	Common – N/A Preferred Series G – $23.44 Preferred Series E – $23.44	Common – N/A Preferred Series G – 368,698 Preferred Series E – 184,154	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s reports to shareholders in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3)	The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4)	Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(c)	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Multimedia Trust Inc.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	March 9, 2023

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 9, 2023

* Print the name and title of each signing officer under his or her signature.